File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on February 23, 2010


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
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                      Pre-Effective Amendment No. __              /   /
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                      Post-Effective Amendment No. 47             / X /
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                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 48                     / X /
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                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST*
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Variable Contracts Trust,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b)
         __ on [date] pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1) _X__ on May 1, 2010 pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objectives
and strategies ..........................................    6
More on the risks of investing in the portfolio .........   10
Management ..............................................   14
Pricing of shares .......................................   15
Shareholder Information .................................   16
Distributions and taxes .................................   19
Financial Highlights ....................................   20

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objectives
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                     Class I
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Management Fee                                                          0.50%
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Distribution and Service (12b-1) Fee                                    None
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Other Expenses                                                              %
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Total Annual Operating Expenses                                             %
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(4)                                  %
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Net Expenses                                                                %
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1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2011 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any difference in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2011. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



                      Number of years you own your shares
            ----------------------------------------------------------
                 1               3              5              10
----------------------------------------------------------------------
Class I          $               $              $               $
----------------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds. The portfolio may use other techniques, including investments in derivatives. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.


Principal risks of investing in the portfolio
Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Barclays Capital Aggregate Bond Index.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of Class I shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class I shares
(Year ended December 31)

'00            11.79
'01             7.28
'02             7.79
'03             3.28
'04             3.52
'05             2.62
'06             4.68
'07             6.55
'08            -0.64
'09

For the period covered by the bar chart:


The highest calendar quarterly return was 4.35% (07/01/2001 to 09/30/2001)


The lowest calendar quarterly return was -2.60% (3/31/2004 to 06/30/04)

Average annual total return (%)

(for periods ended December 31, 2009)



                                                                               Since      Inception
                                          1 Year    5 Years    10 Years    Inception           Date#
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Class I                                                                                    07/21/87(*)
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Barclays Capital Aggregate Bond Index                                         x.xx
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* The predecessor portfolio commenced operations on July 21, 1987.


Investment adviser       Pioneer Investment Management Inc.
Portfolio management     Kenneth J. Taubes. Executive Vice President and Head of Portfolio Management,
                         U.S. of Pioneer (portfolio manager since 1998).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies

Principal investment strategies
The portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

The portfolio invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac);
     -    the limited authority of the issuer to borrow from the U.S. Treasury;
          or
     -    only the credit of the issuer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer. The portfolio's investment in debt securities rated below investment grade may include debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The portfolio may invest a portion a portion of its assets in subordinated debt securities.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio does not count securities of Canadian issuers against the 15% limit on investment in securities of non-U.S. issuers.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Investment grade securities
A debt security is considered investment grade if it is:

     - Rated BBB or higher at the time of purchase by Standard & Poor's Ratings Group;
     - Rated the equivalent rating by a nationally recognized statistical rating organization; or
     -    Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political, regulatory and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ____________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

                                      Notes

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)





[Logo]PIONEER
      Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19076-04-0410
                                        (C) 2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objective
and strategies ..........................................    7
More on the risks of investing in the portfolio .........   12
Management ..............................................   16
Pricing of shares .......................................   17
Shareholder Information .................................   18
Distributions and taxes .................................   21
Financial Highlights ....................................   22

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objectives
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets

                                                                        Class II
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Management Fee                                                             0.50%
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Distribution and Service (12b-1) Fee                                       0.25%
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Other Expenses                                                                %
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Total Annual Portfolio Operating Expenses                                     %
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Less: Fee Waiver and Expense Limitation1                                      %
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Net Expenses                                                                  %
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1 The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2011 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Any difference in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2011. See the statement of additional information for details regarding the expense limitation agreement.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                             Number of years you own your shares
                                          --------------------------------------
                                               1           3         5        10
--------------------------------------------------------------------------------
Class II                                     $          $         $         $
--------------------------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was [VBL:porttunover]% of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities, below investment grade debt securities (known as "junk bonds"), securities that are in default, securities of non-U.S. issuers, and event-linked bonds. The portfolio may use other techniques, including investments in derivatives. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

Principal risks of investing in the portfolio
Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for the Class II shares of the portfolio over time and compares these returns to the returns of the Barclays Capital Aggregate Bond Index.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. Only Class I shares were issued in the reorganization. The performance of Class II shares of the portfolio for the past 10 calendar years reflects the performance of the predecessor portfolio. Since the predecessor portfolio did not have a Rule 12b-1 plan, the predecessor portfolio's performance has been restated to reflect the 0.25% Rule 12b-1 fees applicable to Class II shares. This adjustment had the effect of reducing the previously reported performance of the predecessor portfolio. The "other expenses" of the portfolio may differ from the historical expenses of the predecessor portfolio, but no adjustments have been made for such differences. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the periods prior to the commencement of operations of Class II shares on November 2, 2007 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after November 2, 2007, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'00                                     11.52
'01                                      7.01
'02                                      7.52
'03                                      3.02
'04                                      3.26
'05                                      2.37
'06                                      4.42
'07                                      6.29
'08                                     -0.88
'09                                      0.00

For the period covered by the bar chart:

The highest calendar quarterly return was 4.28% (07/01/2001 to 09/30/2001)

The lowest calendar quarterly return was -2.66% (04/01/2004 to 06/30/2004)

Average annual total return (%)

(for periods ended December 31, 2009)

                                                                              Since        Inception
                                         1 Year    5 Years    10 Years    Inception             Date#
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Class II                                                                               March 1, 1995
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Barclays Capital Aggregate Bond Index                                     x.xx
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* The predecessor portfolio commenced operations on July 21, 1987.

Investment adviser     Pioneer Investment Management Inc.
Portfolio management   Kenneth J. Taubes. Executive Vice President and Head of Portfolio
                       Management, U.S. of Pioneer (portfolio manager since 1998).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies

Principal investment strategies
The portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

The portfolio invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac);
     -    the limited authority of the issuer to borrow from the U.S. Treasury;
          or
     -    only the credit of the issuer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

The portfolio may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features.

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer. The portfolio's investment in debt securities rated below investment grade may include debt securities rated "D" or better, or comparable unrated securities. Debt securities rated "D" are in default.

The portfolio may invest a portion a portion of its assets in subordinated debt securities.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio does not count securities of Canadian issuers against the 15% limit on investment in securities of non-U.S. issuers.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Investment grade securities
A debt security is considered investment grade if it is:

     - Rated BBB or higher at the time of purchase by Standard & Poor's Ratings Group;
     - Rated the equivalent rating by a nationally recognized statistical rating organization; or
     -    Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political, regulatory and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to % of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, for the period ended December 31, 2009.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by
           , the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

                                     Notes

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                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20539-03-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Cullen Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class 1 shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Cullen Value VCT Portfolio

Investment objectives

Capital appreciation. Current income is a secondary objective.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

------------------------------------------------------------------------------
Annual portfolio operating expenses                                  Class II
(expenses that you pay each year as a percentage of the
value of your investment)
------------------------------------------------------------------------------
Management Fee                                                       0.70%
------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                 0.25%
------------------------------------------------------------------------------
Other Expenses                                                       %
------------------------------------------------------------------------------
Total Annual Operating Expenses                                      %
------------------------------------------------------------------------------
Fee Waiver and Expense Limitation (1)                                %
------------------------------------------------------------------------------
Net Expenses (1)                                                     %
------------------------------------------------------------------------------

(1) The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00%, of the average daily net assets attributable to Class II shares. This expense limitation is in effect through May 1, 2011. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------
                                              Number of years you
                                               own your shares
---------------------------------------------------------------------------------------
Class II                1                   3                   5                  10
---------------------------------------------------------------------------------------
                     $                    $                   $                  $
---------------------------------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was [VBL:porttunover]% of the average value of its portfolio.

Principal investment strategies

The portfolio seeks capital appreciation. Current income is a secondary objective.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide written notice prior to implementing any change to its investment objectives.

The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in securities of emerging market issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 10% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of capital appreciation and, secondarily, current income, to diversify the portfolio's portfolio or for greater liquidity. The portfolio also may hold cash and other short-term investments.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, has engaged Cullen Capital Management LLC to act as the portfolio's subadviser under Pioneer's supervision. The portfolio uses a "value" style of management. Using this investment style, the subadviser seeks securities the subadviser believes are selling at reasonable prices or at substantial discounts to their underlying values. The subadviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the subadviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The subadviser also considers a security's potential to provide current income. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

o a below average price/earnings ratio as compared to that of the Standard & Poor's (S&P) 500 Stock Index; and

o above average projected earnings growth as compared to that of the S&P 500 Stock Index.

The subadviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     |X| As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     |X|  As a substitute for purchasing or selling securities
     |X| To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the subadviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
     |X| Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     |X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     |X| Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     |X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     |X| Economic, political, regulatory and social developments may adversely affect the securities markets
     |X| Withholding and other non-U.S. taxes may decrease the portfolio's return

Debt Securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines.. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result.

Derivatives may have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Standard and Poor's 500 Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The bar chart shows changes in the performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on March 18, 2005.

The chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

'06         17.14
'07          6.40
'08        -32.54
'09          x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 5.76% (10/01/2006 to 12/31/2006) The lowest calendar quarterly return was -18.13% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)


-------------------------------------------------------------------------------
                       1 Year        Since Inception        Inception Date #
-------------------------------------------------------------------------------
Class II                                                    March 18, 2005
-------------------------------------------------------------------------------
Standard and Poor's
500 Index
-------------------------------------------------------------------------------

 Investment adviser      Pioneer Investment Management, Inc.
 Investment subadviser   Cullen Capital Management LLC
 Portfolio management    James P. Cullen, President of Cullen since 2000 (portfolio manager of the portfolio since [____]), John C. Gould, Executive Vice President at Cullen since 2000 (portfolio manager of the portfolio since [____])
                         and Brooks H. Cullen, Vice President at Cullen since 2000 (portfolio manager of the portfolio since
                         [____])

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies

Principal investment strategies

The portfolio seeks capital appreciation. Current income is a secondary objective.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide written notice prior to implementing any change to its investment objectives.

The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in securities of emerging market issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio may invest up to 10% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, has engaged Cullen Capital Management LLC to act as the portfolio's subadviser under Pioneer's supervision. The portfolio uses a "value" style of management t buy and sell. Using this investment style, the subadviser seeks securities the subadviser believes are selling at substantial discounts to their underlying values. The subadviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the subadviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The subadviser also considers a security's potential to provide current income. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

     o a below average price/earnings ratio as compared to that of the Standard & Poor's (S&P) 500 Stock Index; and

     o above average projected earnings growth as compared to that of the S&P 500 Stock Index.

The subadviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     |X| As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     |X|  As a substitute for purchasing or selling securities
     |X| To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the subadviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
|X| Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
|X| Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
|X| Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
|X| The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
|X| Economic, political, regulatory and social developments may adversely affect the securities markets
|X|  Withholding and other non-U.S. taxes may decrease the portfolio's return

Debt Securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines.. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer staples segment, such as food and drug retailing, beverages, food and tobacco products, household products and personal products, are subject to government regulation affecting ingredients and production methods. These industries also may be affected by competition, changes in consumer tastes and other factors affecting supply and demand, and litigation.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Portfolio management

Investment subadviser
Cullen Capital Management LLC ("Cullen"), the portfolio's subadviser, is an investment advisory firm that was established in 2000. As of December 31, 2009, Cullen had approximately $[VBL:subAUM] billion in net assets under management. Cullen is located at 645 Fifth Avenue, New York, New York 10022.

Portfolio management

Day-to-day management of the portfolio is the responsibility of James P. Cullen (lead manager), President of Cullen (since 2000), John C. Gould, Executive Vice President of Cullen (since 2000) and Brooks H. Cullen, Vice President of Cullen (since 2000).

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 70% of the portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

Distributor and transfer agent

Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolios discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II

Pioneer Variable Contracts Trust
Pioneer Cullen Value VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerinvestments.com

                                                                  19078-03-0409
                                        (C)2010 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Emerging Markets VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective

Long-term growth of capital.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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Annual portfolio operating expenses                              Class I
expenses that you pay each year
as a percentage of the value of your investment
--------------------------------------------------------------------------------
Management Fee                                                      1.15%
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Distribution and Service (12b-1) Fee                                None%
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Other Expenses                                                          %
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Total Annual Portfolio Operating Expenses                               %
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Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                                   Number of years you own your shares
--------------------------------------------------------------------------------
Class I                     1              3              5              10
--------------------------------------------------------------------------------
                         $              $              $              $
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Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____________% of the average value of its portfolio.

Principal investment strategies

The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At the portfolio's investment adviser's discretion, the portfolio may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.). The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

The portfolio's investment adviser uses a value approach to select the portfolio's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Forward foreign currency transactions risk.
To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment the direction of changes in currency exchange rates.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. A derivative is a security or instrument whose value is determined by reference to the value or the change in value one or more securities, currencies, indices or other financial instruments. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Free Index.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class I shares
(Year ended December 31)

'00        -34.20
'01         -7.19
'02         -1.21
'03         58.17
'04         19.00
'05         37.95
'06         35.77
'07         42.86
'08        -58.20
'09          x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 52.07%
(10/01/1999 to 12/31/1999)
The lowest calendar quarterly return was -31.99%
(10/01/2008 to 12/31/2008)


Average annual total return (%)

(for periods ended December 31, 2009)

---------------------------------------------------------------------------------------------
                            1 Year        5 Years       Since Inception      Inception
                                                                             Date #
---------------------------------------------------------------------------------------------
Class I                                                                      October 30, 1998
---------------------------------------------------------------------------------------------
Morgan Stanley                                          x.xx
Capital International
Emerging Markets Free
Index
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Management

 Investment adviser      Pioneer Investment Management, Inc.
 Portfolio management    Mr. John Pollen, portfolio manager of the portfolio since 2009. Mr. Pollen, head of emerging markets equity, joined Pioneer in 1995 and has been an investment professional since 1982.

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objective
Long-term growth of capital.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objective.

Principal investment strategies

The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.). The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:

o Issuers in countries expected to have economic and market environments that will be positive
o    Favorable expected returns relative to perceived risk
o    Companies expected to benefit from long-term trends in the economy
o Low market valuations relative to expected earnings, assets, cash flow and revenues
o    Turnaround potential for companies that have been through difficult periods
o    Management with demonstrated ability and commitment to the company
o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Forward foreign currency exchange contracts
The portfolio may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o    As a substitute for purchasing or selling securities
o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 331/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of certain risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the portfolio's return

Forward foreign currency transactions risk
To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment the direction of changes in currency exchange rates.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ___________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
Pioneer Emerging Markets VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20535-03-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Emerging Markets VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective

Long-term growth of capital.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
Annual portfolio operating expenses                              Class II
expenses that you pay each year
as a percentage of the value of your investment
--------------------------------------------------------------------------------
Management Fee                                                       1.15%
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Distribution and Service (12b-1) Fee                                 0.25%
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Other Expenses                                                           %
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Total Annual Portfolio Operating Expenses                                %
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Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                Number of years you own your shares
--------------------------------------------------------------------------------
Class II                 1               3               5              10
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                       $               $               $              $
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Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ______________% of the average value of its portfolio.

Principal investment strategies

The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At the portfolio's investment adviser's discretion, the portfolio may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.). The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

The portfolio may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

The portfolio's investment adviser uses a value approach to select the portfolio's investments. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. In making that assessment, the adviser employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, the adviser determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, the adviser considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors.

The adviser generally sells a portfolio security when it believes that the security's market value reflects its intrinsic value. The adviser makes that determination based upon the same criteria it uses to select portfolio securities

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Forward foreign currency transactions risk.
To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and the adviser's judgment the direction of changes in currency exchange rates.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. A derivative is a security or instrument whose value is determined by reference to the value or the change in value one or more securities, currencies, indices or other financial instruments. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International Emerging Markets Free Index.

The performance shown for Class II shares for the periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class II shares
(Year ended December 31)

'00            -34.37
'01             -7.37
'02             -1.42
'03             57.78
'04             18.73
'05             37.60
'06             35.51
'07             42.45
'08            -58.30
'09              x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 51.98% (10/01/1999 to 12/31/1999)

The lowest calendar quarterly return was -32.03% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

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                         1 Year         5 Years         Since Inception          Inception
                                                                                 Date #
-------------------------------------------------------------------------------------------------
Class II                                                                         October 30, 1998
-------------------------------------------------------------------------------------------------
Morgan Stanley                                          x.xx
Capital International
Emerging Markets Free
Index
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Management

 Investment adviser          Pioneer Investment Management, Inc.
 Portfolio management        Mr. John Pollen, portfolio manager of the portfolio since 2009. Mr. Pollen, head of emerging markets equity, joined Pioneer in 1995 and has been an investment professional since 1982.

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objective
Long-term growth of capital.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objective.

Principal investment strategies

The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers. The portfolio considers emerging market issuers to include: issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets, and emerging market governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The portfolio may invest up to 20% of its total assets in securities of issuers in any developed country (other than the U.S.). The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade (known as "junk bonds") or in unrated securities of comparable quality. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then generally holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, fundamental research and an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:

o Issuers in countries expected to have economic and market environments that will be positive
o    Favorable expected returns relative to perceived risk
o    Companies expected to benefit from long-term trends in the economy
o Low market valuations relative to expected earnings, assets, cash flow and revenues
o    Turnaround potential for companies that have been through difficult periods
o    Management with demonstrated ability and commitment to the company
o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Forward foreign currency exchange contracts
The portfolio may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of certain risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the portfolio's return

Forward foreign currency transactions risk
To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment the direction of changes in currency exchange rates.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

Management

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
Pioneer Emerging Markets VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19079-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Equity Income VCT Portfolio

A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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ANNUAL PORTFOLIO OPERATING EXPENSES                              CLASS I
(expenses that you pay each year
as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fee 1                                                 0.65%
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Distribution and Service (12b-1) Fee                             None%
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Other Expenses 2                                                 %
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Total Annual  Operating Expenses 3                               %
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EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                         NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------
Class I            1                 3                 5               10
--------------------------------------------------------------------------------
            $                $                 $               $
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PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investments in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style.

The portfolio also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks.

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term).The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

PORTFOLIO PERFORMANCE
The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)

'00      14.85
'01      -6.97
'02     -15.82
'03      22.61
'04      16.38
'05       5.72
'06      22.45
'07       0.81
'08     -30.29
'09       x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 14.29%
(04/01/2003 to 06/30/2003)
The lowest calendar quarterly return was -20.81%
(10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

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               1 YEAR   5 YEARS   10 YEARS    SINCE INCEPTION   INCEPTION DATE #
--------------------------------------------------------------------------------
Class I                                                         March 1, 1995
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Russell 1000
Value Index                                   x.xx
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MANAGEMENT

   INVESTMENT ADVISER                Pioneer Investment Management, Inc.
   PORTFOLIO MANAGEMENT              John A. Carey (portfolio manager of the
                                     portfolio since [____] and Walter Hunnewell
                                     (portfolio manager of the portfolio
                                     since [____] -
                                     Mr. Carey, Director of Portfolio Management and an executive vice president, joined
                                     Pioneer as an analyst in 1979.
                                     Mr. Hunnewell, a vice president, joined
                                     Pioneer as a portfolio manager in August
                                     2001 and has been an investment
                                     professional since 1985.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objectives of current income and long-term capital growth, to diversify the portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Favorable expected returns relative to perceived risk

o     Management with demonstrated ability and commitment to the company

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o     Good prospects for dividend growth

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

o     As a substitute for purchasing or selling securities

o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfoloio may borrow 3 1/3% of its total assets. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio.
The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

o     Withholding and other non-U.S. taxes may decrease the portfolio's return

RISKS OF INVESTMENTS IN REITS
Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

MANAGEMENT

INVESTMENT ADVISER

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since [____], and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since [____]. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to [____]% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer fund' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation
[SECTION] 1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o     A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

CLASS I

Pioneer Variable Contracts Trust
PIONEER EQUITY INCOME VCT PORTFOLIO
CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                   19080-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Equity Income VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class 1 shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES                                     CLASS II
(expenses that you pay each year
as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fee                                                          0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                    0.25%
--------------------------------------------------------------------------------
Other Expenses                                                              %
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Total Annual Portfolio Operating Expenses                                   %
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EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                  NUMBER OF YEARS YOU
                                                   OWN YOUR SHARES
--------------------------------------------------------------------------------
Class II                                 1          3             5          10
--------------------------------------------------------------------------------
                                      $          $             $          $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers.

The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investments in securities of non-U.S. issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. The adviser also considers a security's potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style.

The portfolio also may invest in investment grade and below investment grade debt securities (known as "junk bonds"). Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks.

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term investments.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

PORTFOLIO PERFORMANCE
The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance shown for Class II periods prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after September 14, 1999, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS II SHARES
(Year ended December 31)

'00      14.49
'01      -7.15
'02     -16.05
'03      22.27
'04      16.04
'05       5.52
'06      22.12
'07       0.54
'08     -30.48
'09       x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 14.23% (04/01/2003 to 06/30/2003) The lowest calendar quarterly return was -20.90% (10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------
                            1 YEAR   5 YEARS   10 YEARS   SINCE       INCEPTION
                                                          INCEPTION   DATE #
--------------------------------------------------------------------------------
Class II                                                              March 1,
                                                                            1995
--------------------------------------------------------------------------------
Russell 1000                                              x.xx
Value Index
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER                Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT              John A. Carey (portfolio manager of the
                                  portfolio since [____] and Walter Hunnewell
                                  (portfolio manager of the portfolio
                                  since [____] -
                                  Mr. Carey, Director of Portfolio Management and an executive vice president, joined
                                  Pioneer as an analyst in 1979.
                                  Mr. Hunnewell, a vice president, joined
                                  Pioneer as a portfolio manager in August
                                  2001 and has been an investment
                                  professional since 1985.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities. The portfolio may invest in debt securities rated "C" or better, or comparable unrated securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objectives of current income and long-term capital growth, to diversify the portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Favorable expected returns relative to perceived risk

o     Management with demonstrated ability and commitment to the company

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o     Good prospects for dividend growth

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

BELOW INVESTMENT GRADE SECURITIES
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

o     As a substitute for purchasing or selling securities

o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total net assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

o     Withholding and other non-U.S. taxes may decrease the portfolio's return

RISKS OF INVESTMENTS IN REITS
Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

MANAGEMENT

INVESTMENT ADVISER

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager of the portfolio since [____], and Walter Hunnewell, Jr., assistant portfolio manager of the portfolio since [____]. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's semi-annual report to shareholders, dated June 30, 2008.

For the fiscal year ended December 31, 2008, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation
[SECTION] 1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

o The sale of shares of the portfolio within a short period of time after the shares were purchased;

o     Two or more purchases and redemptions within a short period of time; or

o     A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

CLASS II

Pioneer Variable Contracts Trust
PIONEER EQUITY INCOME VCT PORTFOLIO
CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                   19081-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Fund VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVES

Reasonable income and capital growth.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES                                      CLASS I
EXPENSES THAT YOU PAY EACH YEAR
as a percentage of the value of your investment
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None%
--------------------------------------------------------------------------------
Other Expenses                                                                 %
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                      %
--------------------------------------------------------------------------------

EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                       NUMBER OF YEARS YOU
                         OWN YOUR SHARES
--------------------------------------------------------------------------------
Class I              1                  3                  5                 10
--------------------------------------------------------------------------------
             $                 $                  $                  $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ___% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a
                                       2
premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may also invest in investment grade and below investment grade debt securities (known as "junk bonds") and derivatives. The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative The portfolio may hold cash or other short-term investments.

The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year for the past 10 calendar years. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)

'00      1.22
'01      -10.85
'02      -19.03
'03      23.76
'04      11.25
'05      6.17
'06      16.63
'07      4.99
'08      -34.27
'09      x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 13.64% (04/01/2003 to 06/30/2003) The lowest calendar quarterly return was -21.98% (10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------------------------------
                       1 YEAR        5 YEARS         10 YEARS       SINCE              INCEPTION
                                                                    INCEPTION          DATE #
--------------------------------------------------------------------------------------------------------

Class I                                                                                10/31/97
--------------------------------------------------------------------------------------------------------
Standard & Poor's                                                   x.xx
(S&P) 500 Index
(reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------------------------------

MANAGEMENT

   INVESTMENT ADVISER      Pioneer Investment Management, Inc.
   PORTFOLIO MANAGEMENT    Mr. John A. Carey, portfolio manager (since ______),
                           and Walter Hunnewell, Jr., assistant portfolio manager (since _____). Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES
The portfolio seeks reasonable income and capital growth. The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Favorable expected returns relative to perceived risk

o     Above average potential for earnings and revenue growth

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

NON-U.S. INVESTMENTS

The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

      o     As a substitute for purchasing or selling securities

      o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies:

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into /reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of certain risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

o     Withholding and other non-U.S. taxes may decrease the portfolio's return

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

MANAGEMENT

PIONEER, THE PORTFOLIO'S INVESTMENT ADVISER, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager (since ______), and Walter Hunnewell, Jr., assistant portfolio manager (since _____). Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

SHAREHOLDER INFORMATION

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation SS1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o     A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ____________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
PIONEER FUND VCT PORTFOLIO
CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                  19084-03-0410
                                        (C)2010 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Fund VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVES

Reasonable income and capital growth.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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ANNUAL PORTFOLIO OPERATING EXPENSES                               CLASS II
EXPENSES THAT YOU PAY EACH YEAR
as a percentage of the value of your investment
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Management Fee                                                    0.65%
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Distribution and Service (12b-1) Fee                              [VBL:distRY]%
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Other Expenses                                                    %
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Total Annual Portfolio Operating Expenses                         %
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation (1)                       %
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Net Expenses                                                      %
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(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2011 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to ___% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Any difference in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2011. See the statement of additional information for details regarding the expense limitation agreement.

EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                                         NUMBER OF YEARS YOU OWN
                                                YOUR SHARES
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Class II                                         1         3         5        10
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                                              $         $         $         $
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PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ___% of the average value of its portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard & Poor's (S&P) 500 Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The performance shown for Class II shares for the periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS II SHARES
(Year ended December 31)

'00          1.00
'01          -11.09
'02          -19.25
'03          23.44
'04          10.93
'05          5.94
'06          16.35
'07          4.87
'08          -34.41
'09          x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 13.60% (04/01/2003 to 06/30/2003) The lowest calendar quarterly return was -22.04% (10/01/2008 to 12/31/2008) AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

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                      1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION  INCEPTION
                                                                     DATE #
--------------------------------------------------------------------------------
Class II                                                             October 31,
                                                                     1997
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Standard &
Poor's (S&P)                                             x.xx
500 Index
(reflects no
deduction for
fees, expenses
or taxes)
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MANAGEMENT

INVESTMENT ADVISER          Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT        Mr. John A. Carey, portfolio manager (since ______),
                            and Walter Hunnewell, Jr., assistant portfolio manager (since _____). Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES
The portfolio seeks reasonable income and capital growth. The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Favorable expected returns relative to perceived risk

o     Above average potential for earnings and revenue growth

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

      o     As a substitute for purchasing or selling securities

      o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies:

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into /reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of certain risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

o     Withholding and other non-U.S. taxes may decrease the portfolio's return

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

MANAGEMENT

PIONEER, THE PORTFOLIO'S INVESTMENT ADVISER, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager (since ______), and Walter Hunnewell, Jr., assistant portfolio manager (since _____). Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell, a vice president of Pioneer, joined Pioneer as a portfolio manager in August 2001 and has been an investment professional since 1985.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ___% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation Section1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING

Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o     A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
PIONEER FUND VCT PORTFOLIO
CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                   19085-03-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Growth Opportunities VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

BASIC INFORMATION ABOUT PIONEER GROWTH
OPPORTUNITIES VCT PORTFOLIO

INVESTMENT OBJECTIVE

Growth of capital.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES                                                CLASS I
PAID FROM THE ASSETS OF THE PORTFOLIO
as a percentage of average daily net assets
--------------------------------------------------------------------------------
Management Fee                                                           0.74%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                     0.00%
--------------------------------------------------------------------------------
Other Expenses                                                           %
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          %
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation1                                 %
--------------------------------------------------------------------------------
Net Expenses                                                             %
--------------------------------------------------------------------------------

      (1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2011 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. Any difference in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2011. See the statement of additional information for details regarding the expense limitation agreement.

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
--------------------------------------------------------------------------------
                       NUMBER OF YEARS YOU OWN YOUR SHARES

--------------------------------------------------------------------------------
Class I                 1                  3                5               10
--------------------------------------------------------------------------------
                $                 $                $                $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of companies that the portfolio's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest in securities of any market capitalization, although the portfolio may invest a significant portion of its assets in equity securities of small companies. The portfolio may continue to hold a security if its market capitalization changes after investment.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities.

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.

The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short term investments.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the portfolio's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser may also use quantitative analysis. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

GROWTH STYLE RISK. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT-TERM TRADING RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Growth Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. Only Class I shares were issued in the reorganization. The performance of Class I shares of the portfolio prior to December 10, 2004 reflects the performance of the predecessor portfolio. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.

The chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)

'00      -6.17
'01      19.14
'02      -37.67
'03      42.94
'04      22.32
'05      6.69
'06      5.60
'07      -3.86
'08      -35.49
'09      x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 33.87% (04/01/2001 to 06/30/2001) The lowest calendar quarterly return was -27.53% (07/01/2002 to 09/30/2002)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

-------------------------------------------------------------------------------
                1 YEAR   5 YEARS   10 YEARS   SINCE           INCEPTION
                                              INCEPTION       DATE #
-------------------------------------------------------------------------------
Class I                                                       January 7, 1993
-------------------------------------------------------------------------------
Russell 2000                                  .x.xx
Growth Index
-------------------------------------------------------------------------------

MANAGEMENT

   INVESTMENT ADVISER       Pioneer Investment Management, Inc.
   PORTFOLIO MANAGEMENT     Mr. Brian E. Stack, portfolio manager of the
                            portfolio since 2008. Prior to joining Pioneer, Mr. Stack was a co-founder, portfolio manager and analyst at Long Trail Investment Management, LP from 2005 to 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE
Growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest in securities of any market capitalization, although the portfolio may invest a significant portion of its assets in equity securities of small companies. The portfolio may continue to hold a security if its market capitalization changes after investment.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Strength of the company's balance sheet

o     Quality of the management team

o     Rate at which the company's earnings are projected to grow

o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

      o     As a substitute for purchasing or selling securities

      o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following investments.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 331/3%of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral,

typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 331/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

GROWTH STYLE RISK. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT-TERM TRADING RISK. The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS

The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

MANAGEMENT

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Brian E. Stack (portfolio manager of the portfolio since 2008). Mr. Stack also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Stack, a senior vice president and portfolio manager, joined Pioneer in 2008. Prior to joining Pioneer, Mr. Stack was a co-founder, portfolio manager and analyst at Long Trail Investment Management, LP from 2005 to 2007. From 2002 to 2004, he was a portfolio manager and analyst at BlackRock, Inc. Mr. Stack co-founded Cyllenius Capital Management in 2001, which was acquired by BlackRock in 2002. Mr. Stack was a portfolio manager at MFS Investment Management from 1995 to 2001.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to xx% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation Section.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ____________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I Shares of Pioneer Growth Opportunities VCT Portfolio

Pioneer Variable Contracts Trust
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                  22563-03-0409
                                        (C)2010 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Growth Opportunities VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

BASIC INFORMATION ABOUT PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO

INVESTMENT OBJECTIVE

Growth of capital.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                                          CLASS II
PAID FROM THE ASSETS OF THE FUND
as a percentage of average daily net assets
--------------------------------------------------------------------------------
Management Fee                                                          0.74%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                    0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                                       %
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    %
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation (2)                             %
--------------------------------------------------------------------------------
Net Expenses(2)                                                         %
--------------------------------------------------------------------------------

      (1) ther expenses are based on estimated amounts for the current fiscal year.

      (1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2011 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Any difference in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2011. See the statement of additional information for details regarding the expense limitation agreement.

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                              NUMBER OF YEARS YOU OWN YOUR
                                                         SHARES
--------------------------------------------------------------------------------
Class II                                 1            3            5          10
--------------------------------------------------------------------------------
                                     $            $            $           $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of companies that the portfolio's investment adviser considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest in securities of any market capitalization, although the portfolio may invest a significant portion of its assets in equity securities of small companies. The portfolio may continue to hold a security if its market capitalization changes after investment.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including convertible debt securities.

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers.

The portfolio may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short term investments.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the portfolio's investment adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. The adviser may also use quantitative analysis. The adviser focuses on the quality and price of individual issuers and securities.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the factors used to select an investment have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

GROWTH STYLE RISK. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT-TERM TRADING RISK. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 2000 Growth Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Since Class II shares have not yet commenced operations and do not have a performance record, the annual return and average annual total return information shown below is the net asset value performance of the fund's Class I shares, which has not been restated to reflect differences in expenses, including Rule 12b-1 fees applicable to Class II shares.

Class I shares are offered in a separate prospectus. Since assets attributable to Class II shares will be invested in the same portfolio of securities, the performance of Class II shares would be substantially similar to that of Class I shares, and would differ only to the extent that the classes have different expenses.

The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. Only Class I shares were issued in the reorganization. The performance of Class I shares of the portfolio prior to December 10, 2004 reflects the performance of the predecessor portfolio. Prior to August 2,

2004, Safeco Asset Management, Inc. served as the predecessor portfolio's investment adviser.

The chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS I SHARES (%)
(Year ended December 31)

'00           -6.17
'01           19.14
'02           -37.67
'03           42.94
'04           22.32
'05           6.69
'06           5.60
'07           -3.86
'08           -35.49
'09           x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 33.87% (04/01/2001 to 06/30/2001) The lowest calendar quarterly return was -27.53% (07/01/2002 to 09/30/2002)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------
                            1 YEAR   5 YEARS   10 YEARS   SINCE       INCEPTION
                                                          INCEPTION   DATE #
--------------------------------------------------------------------------------
Class I                                                               1/7/1993#
--------------------------------------------------------------------------------
Russell 2000
Growth Index                                   x.xx
--------------------------------------------------------------------------------

# Inception date of the predecessor portfolio. The portfolio commenced operations on December 10, 2004 pursuant to the reorganization of the predecessor portfolio. Class II shares have not commenced operations as of the date of this prospectus.

MANAGEMENT

INVESTMENT ADVISER         Pioneer Investment Management, Inc.
PORTFOLIO MANAGEMENT       Mr. Brian E. Stack, portfolio manager of the fund
                           since 2008. Prior to joining Pioneer, Mr. Stack was a co-founder, portfolio manager and analyst at Long
                           Trail Investment Management, LP from 2005 to 2007.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE
Growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest in securities of any market capitalization, although the portfolio may invest a significant portion of its assets in equity securities of small companies. The portfolio may continue to hold a security if its market capitalization changes after investment.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Strength of the company's balance sheet

o     Quality of the management team

o     Rate at which the company's earnings are projected to grow

o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

      o     As a substitute for purchasing or selling securities

      o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following investments.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 331/3%of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 331/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

GROWTH STYLE RISK. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

SMALL-SIZE COMPANIES RISK. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

SHORT-TERM TRADING RISK. The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

MANAGEMENT

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of Brian E. Stack (portfolio manager of the portfolio since 2008). Mr. Stack also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Stack, a senior vice president and portfolio manager, joined Pioneer in 2008. Prior to joining Pioneer, Mr. Stack was a co-founder, portfolio manager and analyst at Long Trail Investment Management, LP from 2005 to 2007. From 2002 to 2004, he was a portfolio manager and analyst at BlackRock, Inc. Mr. Stack co-founded Cyllenius Capital Management in 2001, which was acquired by BlackRock in 2002. Mr. Stack was a portfolio manager at MFS Investment Management from 1995 to 2001.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to xx% of the portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

[text box]
SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation Section1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by __________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II Shares of Pioneer Growth Opportunities VCT Portfolio

Pioneer Variable Contracts Trust
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                   22563-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objective and
strategies ..............................................    8
More on the risks of investing in the portfolio .........   12
Management ..............................................   16
Pricing of shares .......................................   17
Shareholder Information .................................   18
Distributions and taxes .................................   21
Financial Highlights ....................................   23

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective
Maximize total return through a combination of income and capital appreciation.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
expenses that you pay each year
as a percentage of the value of your investment

                                                                         Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       None%
--------------------------------------------------------------------------------
Other Expenses                                                                %
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                     %
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                             Number of years you own your shares
                                          --------------------------------------
                                                   1        3        5       10
--------------------------------------------------------------------------------
Class I                                            $        $        $       $
--------------------------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed or emerging markets.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The portfolio may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may hold cash or other short-term investments.

The portfolio's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of convertible securities. A downturn in equity markets may cause the price of convertible securities or equity securities to decrease relative to below investment grade bonds.

Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Merrill Lynch All Convertibles Speculative Quality Index.

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                     16.60
'02                     -1.42
'03                     32.78
'04                      8.03
'05                      1.95
'06                      8.52
'07                      5.95
'08                    -35.43
'09                      0.00

For the period covered by the bar chart:

The highest calendar quarterly return was 11.43% (04/01/2003 to 06/30/2003)

The lowest calendar quarterly return was -26.37% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

                                                                                     Since      Inception
                                                            1 Year    5 Years    Inception           Date#
---------------------------------------------------------------------------------------------------------
Class I                                                                                       May 1, 2000
---------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index
(reflects no deduction for fees, expenses or taxes)                                   x.xx
---------------------------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds (Speculative
(reflects no deduction for fees, expenses or taxes)
Quality)                                                                              y.yy
---------------------------------------------------------------------------------------------------------
Merrill Lynch All Convertibles Speculative Quality Index
(reflects no deduction for fees, expenses or taxes)                                   z.zz
---------------------------------------------------------------------------------------------------------

Management

Investment adviser       Pioneer Investment Management, Inc.
Portfolio management     Mr. Andrew Feltus, a senior vice president, joined
                         Pioneer in 1994
                         (portfolio manager since 2007). Ms. Tracy Wright, a
                         vice president, joined Pioneer in 2004 (portfolio
                         manager since 2007).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective

and strategies

Investment objective
The portfolio seeks to maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio invests in equity securities, which may or may not pay dividends, when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political, regulatory and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Convertible securities risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ------------ , the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Pioneer High Yield VCT Portfolio Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19089-04-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objective and
strategies ..............................................    6
More on the risks of investing in the portfolio .........   10
Management ..............................................   14
Pricing of shares .......................................   15
Shareholder Information .................................   15
Distributions and taxes .................................   18
Financial Highlights ....................................   19

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective
Maximize total return through a combination of income and capital appreciation.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
expenses that you pay each year
as a percentage of the value of your investment

                                                                        Class II
                                                                       ---------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                                %
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                     %
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                             Number of years you own your shares
                                         ---------------------------------------
                                              1        3         5        10
--------------------------------------------------------------------------------
Class II                                      $        $         $        $
--------------------------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed or emerging markets.

The portfolio may invest a portion of its assets in mortgage-related securities, including "sub-prime" mortgages, and asset-backed securities. The portfolio also may invest a portion of its assets in subordinated debt securities and event-linked bonds.

The portfolio may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may hold cash or other short-term investments.

The portfolio's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of convertible securities. A downturn in equity markets may cause the price of convertible securities or equity securities to decrease relative to below investment grade bonds.

Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for Class II shares of the portfolio over time and compares these returns to the returns of the Merrill Lynch All Convertibles Speculative Quality Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on May 1, 2000. The performance shown for Class II shares for the periods prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2001, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class II shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                             16.99
'02                             -2.39
'03                             32.52
'04                              7.76
'05                              1.70
'06                              8.25
'07                              5.59
'08                            -35.63
'09                              0.00

For the period covered by the bar chart:

The highest calendar quarterly return was 11.50% (04/01/2003 to 06/30/2003)

The lowest calendar quarterly return was -26.53% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

                                                                             Since        Inception
                                                    1 Year    5 Years    Inception             Date#
---------------------------------------------------------------------------------------------------
Class II                                                                         8      May 1, 2000
---------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index
(reflects no deduction for fees, expenses or
taxes)                                                                        x.xx*
---------------------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality) (reflects no deduction for
fees, expenses or taxes)                                                      y.yy**
---------------------------------------------------------------------------------------------------
Merrill Lynch All Convertibles Speculative
Quality Index (reflects no deduction for fees,
expenses or taxes)                                                            z.zz
---------------------------------------------------------------------------------------------------

Management

Investment adviser    Pioneer Investment Management, Inc.
Portfolio management  Mr. Andrew Feltus, a senior vice president, joined
                      Pioneer in 1994 (portfolio manager since 2007). Ms. Tracy
                      Wright, a vice president, joined Pioneer in 2004 (portfolio manager since 2007).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
The portfolio and its related companies may pay intermediaries, including insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

More on the portfolio's investment objective and strategies

Investment objective
The portfolio seeks to maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio's investments may include instruments that allow for balloon payments or negative amortization payments.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio invests in equity securities, which may or may not pay dividends, when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.

The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political, regulatory and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Convertible securities risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates). Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus and Tracy Wright. Mr. Feltus and Ms. Wright are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a senior vice president, joined Pioneer in 1994. Ms. Wright, a vice president, joined Pioneer in 2004 as an analyst. Prior to joining Pioneer, she was a high yield analyst at State Street Global Advisors.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by , the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Pioneer High Yield VCT Portfolio Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19090-04-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2010

INTRODUCTION
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to the portfolio. Class I shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio are offered through this prospectus. Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio has its own distinct investment objective and policies. In striving to meet its objective, the portfolio will face the challenges of changing business, economic and market conditions. The portfolio offers different levels of potential return and risks. These risks are discussed in the description of the portfolio.

No single portfolio constitutes a complete investment plan. The portfolio's share price, yield and total return will fluctuate and an investment in the portfolio may be worth more or less than the original cost when shares are redeemed.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

PORTFOLIO

STRATEGIC FOCUS

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds

CONTENTS
Fund Summary for Pioneer Ibbotson Moderate Allocation VCT Portfolio More on the portfolio's investment strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

FUND SUMMARY FOR PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO.

INVESTMENT OBJECTIVE

Long-term capital growth and current income.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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ANNUAL FUND OPERATING EXPENSES PAID
(expenses that you pay each year
as a percentage of the value of your investment)
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Management Fees                                                            0.17%
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Distribution and Service (12b-1) Fees                                      0.00
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Other Expenses                                                             %
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Acquired Fund Fees and Expenses(1)                                         %
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Total Annual Operating Expenses                                            %
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Less: Fee Waiver and Expense Reimbursement(2)                              %
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Net Expenses Plus Acquired Fund Fees and Expenses(2)                       %
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1 Total annual operating expenses in the table may be higher than the corresponding ration of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

2 Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce fund expenses to 0.39% of the average daily net assets attributable to Class I shares. Acquired Fund Fees and Expenses are not included in the expense limitations noted above. Class I shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class II shares. This expense limitation is in effect through May 1, 2011 for Class I. There can be no assurance that Pioneer will extend these expense limitations beyond such time. Prior to the date noted above, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                                        NUMBER OF YEARS YOU OWN
                                              YOUR SHARES
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Class I                       1             3              5             10
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                        $             $              $              $
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PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks, debt convertible to equity securities, and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short term debt securities, underlying funds also may use derivatives, such as credit default swaps.

Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.

                                                         EQUITY     FIXED INCOME
                                                          FUND          FUND
                                                       ALLOCATION    ALLOCATION
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Pioneer Ibbotson Moderate Allocation VCT Portfolio       50-70%        30-50%
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The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process: first, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of the prospectus, the portfolio invests solely in other Pioneer funds. From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of certain risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

RISKS OF INVESTING IN THE UNDERLYING FUNDS

RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REITS
Real estate industry issuers ("REITs") are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the underlying fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:

INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk may be greater for securities with longer maturities).

CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Subordinated securities will be disproportionately affected by a default or downgrade.

PREPAYMENT OR CALL RISK. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the underlying fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF EQUITY AND FIXED INCOME INVESTMENTS.
Risks of investing in underlying equity and fixed income funds may include:

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

LIQUIDITY RISK. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended.

Derivatives may have a leveraging effect. Changes in a derivative's value may not correlate well with the referenced asset or metric. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

SHORT-TERM TRADING. The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund and underlying fund's losses from adverse events affecting a particular issuer.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS I SHARES

(Year ended December 31)

'06      10.71
'07      5.95
'08      -30.81
'09      x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 4.97% (10/01/2006 to 12/31/2006) The lowest calendar quarterly return was -18.17% (10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------
                                    1 YEAR    SINCE INCEPTION   INCEPTION DATE #
--------------------------------------------------------------------------------
Class I                                                         3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500                         x.xx
Index (reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------
Barclays Capital                              y.yy
Aggregate Bond Index
(reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISER             Pioneer Investment Management, Inc.
INVESTMENT SUB-ADVISER         Ibbotson Associates Advisors, LLC.
PORTFOLIO MANAGEMENT           Peng Chen, President and Chief Investment
Officer (portfolio manager since 1997), Scott Wentsel, vice president and senior portfolio manager (portfolio manager since 2005), Brian Huckstep (portfolio manager since 2005)

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES
The investment objective of Pioneer Ibbotson Moderate Allocation VCT Portfolio is to seek long-term capital growth and current income. The portfolio's investment objective and strategies may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objective.

The portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.

ASSET ALLOCATION PROCESS

Pioneer Investment Management, Inc, the portfolio's investment adviser, allocates the portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates Advisors, LLC (Ibbotson) to act as subadviser to the portfolio and allocate, subject to Pioneer's supervision, the portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given the portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of the portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate the portfolio's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. The portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of the portfolio among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes the portfolio's investments in cash, cash equivalents, or money market funds.

                                   INVESTMENT STRATEGIES/ASSET CLASS TARGETS
--------------------------------------------------------------------------------
                                      EQUITY                    FIXED INCOME
                                       FUND                      FUND
PORTFOLIO                              ALLOCATION                ALLOCATION
--------------------------------------------------------------------------------
Pioneer                                50-70%                    30-50%
Ibbotson
Moderate
Allocation
VCT
Portfolio
--------------------------------------------------------------------------------

Based upon the analysis described above under "Asset allocation process," the portfolio expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the portfolio intends to invest may change from time to time and the portfolio may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

As of the date of this prospectus, the portfolio invests solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the portfolio may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

                                                                      PIONEER
                                                                      IBBOTSON
                                                                      MODERATE
                                                                      ALLOCATION
                                                                      FUND
--------------------------------------------------------------------------------
UNDERLYING FUND NAME
--------------------------------------------------------------------------------
Pioneer Fund                                                          0-30%
Pioneer Independence Fund                                             0-30%
Pioneer Research Fund                                                 0-30%
Pioneer Oak Ridge Large Cap Growth Fund                               0-30%
Pioneer Fundamental Growth Fund                                       0-30%
Pioneer Disciplined Growth Fund                                       0-30%
Pioneer Disciplined Value Fund                                        0-30%
Pioneer Value Fund                                                    0-30%
Pioneer Cullen Value Fund                                             0-30%
Pioneer Select Mid Cap Growth Fund                                    0-30%
Pioneer Mid Cap Growth Fund                                           0-30%
Pioneer Mid Cap Value Fund                                            0-30%
Pioneer Oak Ridge Small Cap Growth Fund                               0-30%
Pioneer Global Equity Fund                                            0-30%
Pioneer International Value Fund                                      0-30%
Pioneer Emerging Markets Fund                                         0-30%
Pioneer Real Estate Shares                                            0-30%
Pioneer Growth Opportunities Fund                                     0-30%
Pioneer Equity Income Fund                                            0-30%
Pioneer Government Income Fund                                        0-30%
Pioneer High Yield Fund                                               0-30%
Pioneer Global Aggregate Bond Fund                                    0-30%
Pioneer Global High Yield Fund                                        0-30%
Pioneer Bond Fund                                                     0-30%
Pioneer Strategic Income Fund                                         0-30%
Pioneer Floating Rate Fund                                            0-30%
Pioneer Short Term Income Fund                                        0-30%
Pioneer Cash Reserves Fund                                            0-30%
Pioneer Treasury Reserves Fund                                        0-30%

PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the fund" means an underlying fund.

INVESTMENTS IN EQUITY SECURITIES

EQUITY SECURITIES
The fund may invest in equity securities. Equity securities in which the fund invests include common stocks, debt convertible to equity securities, and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) that invest primarily in equity securities, and preferred stocks.

INVESTMENTS IN REITS
The fund may invest in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

INVESTMENTS IN FIXED INCOME SECURITIES

DEBT SECURITIES
The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short term debt securities.

U.S. GOVERNMENT AGENCY SECURITIES
The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

MORTGAGE AND ASSET-BACKED SECURITIES
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

ASSET-BACKED SECURITIES
The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivatives and structured securities.

The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

SUBORDINATED SECURITIES
The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

BELOW INVESTMENT GRADE SECURITIES
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

INVERSE FLOATING RATE OBLIGATIONS
The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

DEBT RATING CONSIDERATIONS
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.

EVENT-LINKED BONDS
The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

EQUITY AND FIXED INCOME INVESTMENTS

INVESTMENTS IN NON-U.S. SECURITIES
The fund may invest in securities of non-U.S. issuers, including emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DERIVATIVES
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

o     As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative

The fund may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, each underlying fund may also use other techniques, including the following investments.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned in the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISK OF INVESTING IN THE PORTFOLIO

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that a fund will achieve its objective. Following is a description of primcipal risks of investing in a fund. For purposes of this section, "the fund" means the portfolio or, where applicable, an underlying fund.

MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds. Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS

RISKS OF EQUITY INVESTMENTS
Equity securities are more volatile and carry more risks than some other forms of investment.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL- AND MID-SIZE COMPANIES RISK.
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations

      o     Have more limited product lines and capital resources

      o     Experience sharper swings in market values

      o Be harder to sell at the times and prices the adviser thinks appropriate

      o     Offer greater potential for loss than other U.S. equity securities

RISKS OF INVESTMENTS IN REITS
The fund also has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers. These risks may include:

      o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

      o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on the management skills of the REIT managers, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

RISKS OF FIXED-INCOME INVESTMENTS
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

     INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

     Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

     CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

     PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risk may be greater than if it invested in other fixed income securities.

     EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage- related and asset-backed securities, its exposure to extension risk may be greater than if it invested in other fixed income securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The fund may invest in CMOs. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

PRINCIPAL RISKS OF EQUITY AND FIXED INCOME INVESTMENTS.

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

      o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

      o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      o Economic, political, regulatory and social developments may adversely affect the securities markets

      o     Withholding and other non-U.S. taxes may decrease the fund's return

DERIVATIVES RISK. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may result in leverage by exposing the fund to the risk of loss associated with a pool of assets larger than the fund's investment, which may magnify changes in the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

      NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund and underlying fund's losses from adverse events affecting a particular issuer.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

MANAGEMENT

PIONEER, THE PORTFOLIO'S INVESTMENT ADVISER, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

INVESTMENT SUBADVISER
Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to the portfolio and allocates, subject to Pioneer's supervision, the portfolio's assets among asset classes and among the underlying funds. As of September 30, 2009, Ibbotson had approximately $16.9 billion in assets under management. Ibbotson is located at 22 W. Washington Street, Chicago, Illinois 60602. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E.

Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2009, the portfolio paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.00% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement with Ibbotson is available in the portfolio's annual report to shareholders; dated December 31, 2009.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

NET ASSET VALUE

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the portfolio. The prospectuses of these funds explain the circumstances under which the portfolio will use fair value methods to value their securities and the effects of using the fair value methodology.

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SHARE PRICE
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
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PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolios discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ____________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
PIONEER IBBOTSON ASSET ALLOCATION SERIES VCT PORTFOLIOS
CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                    [VBL:job#]
                                       (C)2010 Pioneer Funds Distributor, Inc.
                                                                   Member SIPC

PIONEER IBBOTSON ASSET ALLOCATION SERIES VCT PORTFOLIOS
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2010

INTRODUCTION
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio are offered through this prospectus. Pioneer Ibbotson Moderate Allocation VCT also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

PORTFOLIO

STRATEGIC FOCUS

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds
PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds

CONTENTS
Fund Summary for Pioneer Ibbotson Moderate Allocation VCT Portfolio Fund Summary for Pioneer Ibbotson Growth Allocation VCT Portfolio
More on the portfolios'investment strategies
More on the risks of investing in a portfolio
Management
Pricing of shares
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

FUND SUMMARY FOR PIONEER IBBOTSON MODERATE ALLOCATION
VCT PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital growth and current income.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

----------------------------------------------------------------------------- --
ANNUAL PORTFOLIO OPERATING EXPENSES PAID (expenses that you pay each year as a percentage of the value of your investment)
-------------------------------------------------------------------------------
Management Fees                                                           0.17%
-------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.00
-------------------------------------------------------------------------------
Other Expenses                                                                %
-------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                            %
-------------------------------------------------------------------------------
Total Annual Operating Expenses                                               %
-------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(2)                                 %
-------------------------------------------------------------------------------
Net Expenses Plus Acquired Fund Fees and Expenses(2)                          %
-------------------------------------------------------------------------------

1 Total annual operating expenses in the table may be higher than the corresponding ration of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

2 Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.48% of the average daily net assets. Acquired Fund Fees and Expenses are not included in the expense limitations noted above. This expense limitation is in effect through May 1, 2011 for Class II. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Prior to the date noted above, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                   NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------
Class II                         1              3               5             10
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        $              $               $              $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks, debt convertible to equity securities, and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short term debt securities, underlying funds also may use derivatives, such as credit default swaps.

Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.

                                                       EQUITY     FIXED INCOME
                                                        FUND          FUND
                                                     ALLOCATION    ALLOCATION
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio     50-70%        30-50%
--------------------------------------------------------------------------------

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process: first, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of the prospectus, the portfolio invests solely in other Pioneer funds. From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of certain risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

RISKS OF INVESTING IN THE UNDERLYING FUNDS

RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REITS
Real estate industry issuers ("REITs") are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the underlying fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:

INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk may be greater for securities with longer maturities).

CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Subordinated securities will be disproportionately affected by a default or downgrade.

PREPAYMENT OR CALL RISK. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to

Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the underlying fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF EQUITY AND FIXED INCOME INVESTMENTS.

Risks of investing in underlying equity and fixed income funds may include:

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

LIQUIDITY RISK. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect. Changes in a derivative's value may not correlate well with the referenced asset or metric. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

SHORT-TERM TRADING. The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund and underlying fund's losses from adverse events affecting a particular issuer.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS II SHARES

(Year ended December 31)

'06      10.62
'07      5.77
'08      -30.99
'09      x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 4.88% (10/01/2006 to 12/31/2006) The lowest calendar quarterly return was -18.21% (10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------
                              1 YEAR       SINCE INCEPTION      INCEPTION
                                                                DATE
--------------------------------------------------------------------------------
Class II                                                        3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500                      x.xx
Index (reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------
Barclays Capital                           y.yy
Aggregate Bond Index
(reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISER              Pioneer Investment Management, Inc.
INVESTMENT SUB-ADVISER          Ibbotson Associates Advisors, LLC.
PORTFOLIO MANAGEMENT            Peng Chen, President and Chief Investment
Officer (portfolio manager since 1997), Scott Wentsel, vice president and senior portfolio manager (portfolio manager since 2005), Brian Huckstep (portfolio manager since 2005)

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

FUND SUMMARY FOR PIONEER IBBOTSON GROWTH ALLOCATION
VCT PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital growth and current income.

FEES AND EXPENSES

These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES PAID
(expenses that you pay each year
as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fees                                                           0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                     0.00
--------------------------------------------------------------------------------
Other Expenses                                                            %
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(1)                                        %
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           %
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Reimbursement(2)                             %
--------------------------------------------------------------------------------
Net Expenses Plus Acquired Fund Fees and Expenses(2)                      %
--------------------------------------------------------------------------------

1 Total annual operating expenses in the table may be higher than the corresponding ration of expenses to average net assets shown in the "Financial Highlights" section, which does not include acquired fund fees and expenses.

2 Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.39% of the average daily net assets. Acquired Fund Fees and Expenses are not included in the expense limitations noted above. This expense limitation is in effect through May 1, 2011 for Class II. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Prior to the date noted above, the arrangement may be terminated for a class only by agreement of Pioneer and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's total operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                                NUMBER OF YEARS YOU OWN YOUR SHARES

--------------------------------------------------------------------------------
Class II             1                 3                  5                10
--------------------------------------------------------------------------------
             $                $                  $                 $
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was xx% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The portfolio is a "fund of funds." The portfolio seeks to achieve its investment objectives by investing in other funds ("underlying funds or "acquired funds") rather than direct positions in securities. The underlying funds have their own investment objectives and principal investment strategies and invest in a variety of U.S. and foreign equity, debt and money market securities. Equity securities in which underlying funds invest include common stocks, preferred stocks, debt convertible to equity securities, and equity securities with common stock characteristics such as real estate investment trusts, and exchange-traded funds that invest primarily in equity securities. Debt securities in which underlying funds may invest include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short term debt securities, underlying funds also may use derivatives, such as credit default swaps.

Because this is a growth allocation portfolio, the portfolio's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges. The portfolio's investment adviser may change these allocation ranges from time to time without the approval of or notice to shareholders. The fixed income fund allocation includes the portfolio's investments in cash, cash equivalents and money market funds.

                                                     EQUITY         FIXED INCOME
                                                      FUND              FUND
                                                   ALLOCATION        ALLOCATION
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation VCT Portfolio     70-100%            0-30%
--------------------------------------------------------------------------------

The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term. The subadviser, subject to the investment adviser's supervision, allocates the portfolio's assets among the underlying funds using a two-step process: first, the subadviser seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The subadviser then invests the assets in underlying funds that invest in those asset classes. The subadviser's analysis in selecting and weighting the underlying funds is based on quantitative and qualitative measures. Periodically, the subadviser may recommend the rebalancing of a fund's assets among asset classes and underlying funds. Decisions to sell shares of the underlying funds are made for cash flow purposes, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to a fund's target allocation.

As of the date of the prospectus, the portfolio invests solely in other Pioneer funds. From time to time the portfolio's investment adviser may select new or different underlying funds other than those listed in the prospectus without prior approval or notice to shareholders.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a summary description of certain risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. Each of the underlying funds has its own investment risks that can affect the value of the underlying funds' shares and therefore the net asset value of the portfolio. In addition to the portfolio's operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. Also, one underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the portfolio's assets invested in various underlying funds, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

RISKS OF INVESTING IN THE UNDERLYING FUNDS

RISKS OF EQUITY INVESTMENTS. Equity securities are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REITS
Real estate industry issuers ("REITs") are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the underlying fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

RISKS OF FIXED INCOME INVESTMENTS. Risks of investing in underlying fixed income funds may include:

INTEREST RATE RISK. Interest rates may go up, causing the value of the fund's investments to decline (this risk may be greater for securities with longer maturities).

CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Subordinated securities will be disproportionately affected by a default or downgrade.

PREPAYMENT OR CALL RISK. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to

Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the underlying fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF EQUITY AND FIXED INCOME INVESTMENTS.

Risks of investing in underlying equity and fixed income funds may include:

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

LIQUIDITY RISK. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

DERIVATIVES RISK. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect. Changes in a derivative's value may not correlate well with the referenced asset or metric. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund.

SHORT-TERM TRADING. The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund and underlying fund's losses from adverse events affecting a particular issuer.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS II SHARES

(Year ended December 31)

'06      12.67
'07      5.74
'08      -35.00
'09      [VBL: bar09]

The highest calendar quarterly return was 5.97% (10/01/2006 to 12/31/2006) The lowest calendar quarterly return was -20.39% (10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

--------------------------------------------------------------------------------
                              1 YEAR           SINCE INCEPTION        INCEPTION
                                                                      DATE
--------------------------------------------------------------------------------
Class II                                                              3/18/05
--------------------------------------------------------------------------------
Standard & Poor's 500                          x.xx
Index (reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------
Barclays Capital                               y.yy
Aggregate Bond Index
(reflects no
deduction for fees,
expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISER                  Pioneer Investment Management, Inc.
INVESTMENT SUB-ADVISER              Ibbotson Associates Advisors, LLC.
PORTFOLIO MANAGEMENT                Peng Chen, President and Chief Investment
Officer (portfolio manager since 1997), Scott Wentsel, vice president and senior portfolio manager (portfolio manager since 2005), Brian Huckstep (portfolio manager since 2005)

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIOS' INVESTMENT STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio is to seek long-term capital growth and current income. Each portfolio's investment objective and strategies may be changed without shareholder approval. A portfolio will provide notice prior to implementing any change to its investment objective.

Each portfolio seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities.

ASSET ALLOCATION PROCESS

Pioneer Investment Management, Inc, the portfolios' investment adviser, allocates each portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson Associates Advisors, LLC (Ibbotson) to act as subadviser to each portfolio and allocate, subject to Pioneer's supervision, each portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different asset classes. The goal of this process is to identify a combination of investments in different asset classes that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets in underlying funds that invest in those asset classes. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each portfolio's target asset allocation and may recommend the rebalancing of a portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. Each portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

The following is a general guide regarding the anticipated allocation of assets of each of the portfolios among broad asset classes. Pioneer may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes each portfolio's investments in cash, cash equivalents, or money market funds.

                              INVESTMENT STRATEGIES/ASSET CLASS TARGETS

--------------------------------------------------------------------------------
                                         EQUITY                   FIXED INCOME
                                          FUND                        FUND
             PORTFOLIO                 ALLOCATION                  ALLOCATION
--------------------------------------------------------------------------------
         Pioneer Ibbotson                50-70%                      30-50%
         Moderate
         Allocation VCT
         Portfolio
--------------------------------------------------------------------------------
         Pioneer Ibbotson               70-100%                       0-30%
         Growth
         Allocation VCT
         Portfolio
--------------------------------------------------------------------------------

Based upon the analysis described above under "Asset allocation process," each fund expects to invest its assets in underlying mutual funds within the ranges set forth below. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is attached as Appendix A at the end of, and is considered part of, this prospectus.

As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

                                                    PIONEER           PIONEER
                                                    IBBOTSON          IBBOTSON
                                                    MODERATE          GROWTH
                                                    ALLOCATION        ALLOCATION
                                                    FUND              FUND
--------------------------------------------------------------------------------
UNDERLYING FUND NAME
--------------------------------------------------------------------------------
Pioneer Fund                                        0-30%             0-30%
Pioneer Independence Fund                           0-30%             0-30%
Pioneer Research Fund                               0-30%             0-30%
Pioneer Oak Ridge Large Cap Growth Fund             0-30%             0-30%
Pioneer Fundamental Growth Fund                     0-30%             0-30%
Pioneer Disciplined Growth Fund                     0-30%             0-30%
Pioneer Disciplined Value Fund                      0-30%             0-30%
Pioneer Value Fund                                  0-30%             0-30%
Pioneer Cullen Value Fund                           0-30%             0-30%
Pioneer Select Mid Cap Growth Fund                  0-30%             0-30%
Pioneer Mid Cap Growth Fund                         0-30%             0-30%
Pioneer Mid Cap Value Fund                          0-30%             0-30%
Pioneer Oak Ridge Small Cap Growth Fund             0-30%             0-30%
Pioneer Global Equity Fund                          0-30%             0-30%
Pioneer International Value Fund                    0-30%             0-30%
Pioneer Emerging Markets Fund                       0-30%             0-30%
Pioneer Real Estate Shares                          0-30%             0-30%
Pioneer Growth Opportunities Fund                   0-30%             0-30%
Pioneer Equity Income Fund                          0-30%             0-30%
Pioneer Government Income Fund                      0-30%             0-30%
Pioneer High Yield Fund                             0-30%             0-30%
Pioneer Global Aggregate Bond Fund                  0-30%             0-30%
Pioneer Global High Yield Fund                      0-30%             0-30%
Pioneer Bond Fund                                   0-30%             0-30%
Pioneer Strategic Income Fund                       0-30%             0-30%
Pioneer Floating Rate Fund                          0-30%             0-30%
Pioneer Short Term Income Fund                      0-30%             0-30%
Pioneer Cash Reserves Fund                          0-30%             0-30%
Pioneer Treasury Reserves Fund                      0-30%             0-30%

PRINCIPAL INVESTMENTS BY UNDERLYING FUNDS
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. For purposes of this section, "the fund" means an underlying fund.

INVESTMENTS IN EQUITY SECURITIES

EQUITY SECURITIES
The fund may invest in equity securities. Equity securities in which the fund invests include common stocks, debt convertible to equity securities, and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) that invest primarily in equity securities, and preferred stocks.

INVESTMENTS IN REITS
The fund may invest in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

INVESTMENTS IN FIXED INCOME SECURITIES

DEBT SECURITIES
The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short term debt securities.

U.S. GOVERNMENT AGENCY SECURITIES
The fund may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

MORTGAGE AND ASSET-BACKED SECURITIES
The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

ASSET-BACKED SECURITIES
The fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivatives and structured securities.

The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

SUBORDINATED SECURITIES
The fund may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

BELOW INVESTMENT GRADE SECURITIES
The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

FLOATING RATE LOANS
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

INVERSE FLOATING RATE OBLIGATIONS
The fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

DEBT RATING CONSIDERATIONS
For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies. An investor can still lose significant amounts when investing in investment grade securities.

EVENT-LINKED BONDS
The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

EQUITY AND FIXED INCOME INVESTMENTS

INVESTMENTS IN NON-U.S. SECURITIES
The fund may invest in securities of non-U.S. issuers, including emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

DERIVATIVES

The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

o     As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative

The fund may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security without buying or selling the security.

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, each underlying fund may also use other techniques, including the following investments.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the fund will invest during the term of the loan. The fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The fund may pay a portion of the income earned in the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the fund is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN A PORTFOLIO

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that a fund will achieve its objective. Following is a description of primcipal risks of investing in a fund. For purposes of this section, "the fund" means the portfolio or, where applicable, an underlying fund.

MARKET RISK. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. The fund may experience a substantial or complete loss on any individual security.

FUND OF FUNDS STRUCTURE AND LAYERING OF FEES. The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds. Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

ALLOCATION RISK. The subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the portfolio invests a significant percentage of its assets in any one underlying fund, the portfolio will be subject to a greater degree to the risks particular to that fund, and may experience greater volatility as a result.

ASSET CLASS VARIATION RISK: The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

PRINCIPAL RISKS OF INVESTING IN THE UNDERLYING FUNDS

RISKS OF EQUITY INVESTMENTS
Equity securities are more volatile and carry more risks than some other forms of investment.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

GROWTH STYLE RISK. The fund's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

SMALL- AND MID-SIZE COMPANIES RISK.
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations

      o     Have more limited product lines and capital resources

      o     Experience sharper swings in market values

      o Be harder to sell at the times and prices the adviser thinks appropriate

      o     Offer greater potential for loss than other U.S. equity securities

RISKS OF INVESTMENTS IN REITS
The fund also has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers. These risks may include:

      o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

      o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on the management skills of the REIT managers, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

RISKS OF FIXED-INCOME INVESTMENTS

Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

INTEREST RATE RISK. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

CREDIT RISK. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

PREPAYMENT OR CALL RISK. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risk may be greater than if it invested in other fixed income securities.

EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage- related and asset-backed securities, its exposure to extension risk may be greater than if it invested in other fixed income securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The fund may invest in CMOs. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

SUBORDINATED SECURITIES. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

HIGH YIELD OR "JUNK" BOND RISK. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

RISKS OF INVESTING IN EVENT-LINKED BONDS. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

PRINCIPAL RISKS OF EQUITY AND FIXED INCOME INVESTMENTS.

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

      o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

      o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars

      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      o Economic, political, regulatory and social developments may adversely affect the securities markets

      o     Withholding and other non-U.S. taxes may decrease the fund's return

DERIVATIVES RISK. Using derivatives exposes the fund to additional risks and may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may result in leverage by exposing the fund to the risk of loss associated with a pool of assets larger than the fund's investment, which may magnify changes in the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.

CREDIT DEFAULT SWAP RISK. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the fund's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

LEVERAGING RISK. When the fund engages in transactions that have a leveraging effect on the fund's portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

NON-DIVERSIFICATION RISK. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund and underlying fund's losses from adverse events affecting a particular issuer.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

MANAGEMENT

PIONEER, THE PORTFOLIOS' INVESTMENT ADVISER, selects the portfolios' investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.

INVESTMENT SUBADVISER
Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each portfolio and allocates, subject to Pioneer's supervision, each portfolio's assets among asset classes and among the underlying funds. As of September 30, 2009, Ibbotson had approximately $16.9 billion in assets under management. Ibbotson is located at 22 W. Washington Street, Chicago, Illinois 60602. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.

PORTFOLIO MANAGEMENT

Day-to-day management of each portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.

The portfolios' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolios.

MANAGEMENT FEE
Each portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. For the fiscal year ended December 31, 2008, the portfolios paid management fees to Pioneer, after waivers and expense reimbursements, equal to 0.00% and 0.00% of the portfolio's average daily net assets for Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio, respectively. The fee is accrued daily and paid monthly. Pioneer, and not the portfolios, pays a portion of the fee it receives from each portfolio to Ibbotson as compensation for Ibbotson's services to each portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement with Ibbotson is available in the portfolio's annual report to shareholders; dated December 31, 2009.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is the fund's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

NET ASSET VALUE
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

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SHARE PRICE
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge,.
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PAYMENTS TO INTERMEDIARIES
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

[text box]
SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of a portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o A series of transactions that indicate of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase or exchange order before its acceptance or issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a Qualified Plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS
The financial highlights table helps you understand the portfolios' financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________ LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust
PIONEER IBBOTSON ASSET ALLOCATION SERIES VCT PORTFOLIOS
CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                      [VBL:job#]
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Mid Cap Value VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS I SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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ANNUAL PORTFOLIO OPERATING EXPENSES                            CLASS I
(expenses that you pay each year
as a percentage of the value of your investment)
-------------------------------------------------------------------------
Management Fee                                                 0.65%
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Distribution and Service (12b-1) Fee                           None%
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Other Expenses                                                 %
-------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                      %
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EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------
                               NUMBER OF YEARS YOU OWN YOUR SHARES
-----------------------------------------------------------------------------
Class I           1                   3                   5              10
-----------------------------------------------------------------------------
          $                  $                    $                   $
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PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was [VBL:porttunover]% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the

Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The portfolio uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. In selecting securities, the adviser focuses on the quality and price of individual issuers and securities

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or region, market segment, security or investment strategy may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS

Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE

The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS I SHARES
(Year ended December 31)

'00      18.00
'01       6.49
'02     -11.21
'03      37.48
'04      22.12
'05       7.88
'06      12.59
'07       5.58
'08     -33.58
'09       x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 17.33%
(04/01/2003 to 06/30/2003)
The lowest calendar quarterly return was -21.55%
(10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)

(for periods ended December 31, 2009)
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                         1 YEAR 5 YEARS 10 YEARS SINCE INCEPTION INCEPTION
                                                                   DATE #
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Class I                                                            3/1/95
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Russell Midcap Value                                           x.xx
Index
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MANAGEMENT

   INVESTMENT ADVISER       Pioneer Investment Management, Inc.
   PORTFOLIO MANAGEMENT     J. Rodman Wright (portfolio manager of the portfolio
                            since [____])and Timothy Horan (assistant portfolio manager of the portfolio since[____] -
                            Mr. Wright, a senior vice president, joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan, an assistant portfolio manager, joined Pioneer in 2005. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE
The portfolio seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds
(ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity. The portfolio also may hold cash and other short-term investments.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o Favorable expected returns relative to perceived risk
o Management with demonstrated ability and commitment to the company
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o Turnaround potential for companies that have been through difficult periods
o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

  o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

  o   As a substitute for purchasing or selling securities

  o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short-term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

 o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

 o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable

 o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

 o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

 o Economic, political, regulatory and social developments may adversely affect the securities markets

 o Withholding and other non-U.S. taxes may decrease the portfolio's return

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines .. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

RISKS OF INVESTMENTS IN REITS

Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

MANAGEMENT

INVESTMENT ADVISER

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager of the portfolio since [____], and Timothy Horan, assistant portfolio manager of the portfolio since [____]. Mr. Wright and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to [____]% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Because the portfolio may invest in securities rated below investment grade, some of which may be thinly traded and for which prices may not be readily available or may be unreliable, the portfolio may use fair value methods more fequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation
[SECTION] 1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

   o The sale of shares of the portfolio within a short period of time after the shares were purchased;

   o Two or more purchases and redemptions within a short period of time; or

   o A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
                                       17

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
                                       18

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I

Pioneer Variable Contracts Trust
PIONEER MID CAP VALUE VCT PORTFOLIO
CLASS I SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and ExchangeCommission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                 19093-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Mid Cap Value VCT Portfolio
A PORTFOLIO OF PIONEER VARIABLE CONTRACTS TRUST
CLASS II SHARES PROSPECTUS
MAY 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class 1 shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

CONTENTS
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED OR DISAPPROVED THE PORTFOLIO'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

PORTFOLIO SUMMARY

INVESTMENT OBJECTIVE

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

FEES AND EXPENSES
These are the fees and expenses that you may pay if you invest in the portfolio. THESE FEES AND EXPENSES DO NOT INCLUDE ANY FEES OR SALES CHARGES IMPOSED BY A VARIABLE CONTRACT FOR WHICH THE PORTFOLIO IS AN INVESTMENT OPTION. IF THEY WERE INCLUDED, YOUR COSTS WOULD BE HIGHER. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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ANNUAL PORTFOLIO OPERATING EXPENSES                            CLASS II
(expenses that you pay each year
as a percentage of the value of your investment)
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Management Fee                                                 0.65%
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Distribution and Service (12b-1) Fee                           0.25%
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Other Expenses                                                 %
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Total Annual Portfolio Operating Expenses                      %
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EXAMPLE
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                              NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------
Class II         1                   3                   5                   10
--------------------------------------------------------------------------------
         $                  $                    $                   $
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PORTFOLIO TURNOVER
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds
(ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its net assets in REITs.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities.

The portfolio uses a "value" style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The adviser focuses on the quality and price of individual issuers and securities

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the subadviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or region, market segment, security or investment strategy may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

RISKS OF INVESTMENTS IN REITS
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE PORTFOLIO'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

PORTFOLIO PERFORMANCE
The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance shown for Class II periods prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares of the portfolio reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

ANNUAL RETURN CLASS II SHARES
(Year ended December 31)

'00       17.64
'01        6.22
'02      -11.38
'03       37.09
'04       21.77
'05        7.64
'06       12.27
'07        5.35
'08      -33.76
'09        x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 17.26%
(04/01/2003 to 06/30/2003)
The lowest calendar quarterly return was -21.59%
(10/01/2008 to 12/31/2008)

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2009)

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                        1 YEAR    5 YEARS    10 YEARS   SINCE       INCEPTION
                                                        INCEPTION   DATE #
--------------------------------------------------------------------------------
Class II                                                            March 1,
                                                                    1995
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Russell Midcap Value                                    x,xx
Index
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MANAGEMENT

   INVESTMENT ADVISER         Pioneer Investment Management, Inc.
   PORTFOLIO MANAGEMENT       J. Rodman Wright (portfolio manager of the
                              portfolio since [____] and Timothy Horan
                              (assistant portfolio manager of the portfolio since [____] -
                              Mr. Wright, a senior vice president, joined
                              Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan, an assistant portfolio manager, joined Pioneer in 2005. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State
                              Street Research from 1998 to 2004.

PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

TAX INFORMATION
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

MORE ON THE PORTFOLIO'S INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE
The portfolio seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The portfolio's investment objectives may be changed without shareholder approval. The portfolio will provide written notice prior to implementing any change to its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and debt convertible to equity securities, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds
(ETFs), that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 20% of its total assets in debt securities of U.S. and non-U.S. issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Investment Management, Inc. (Pioneer), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

o     Favorable expected returns relative to perceived risk

o     Management with demonstrated ability and commitment to the company

o Low market valuations relative to earnings forecast, book value, cash flow and sales

o Turnaround potential for companies that have been through difficult periods

o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company

o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

NON-U.S. INVESTMENTS
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

INVESTMENTS IN REITS
REITs are companies that invest primarily in real estate or real estate related loans. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

DEBT SECURITIES
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.

DERIVATIVES
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates

      o     As a substitute for purchasing or selling securities

      o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

ADDITIONAL INVESTMENT STRATEGIES

In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

REVERSE REPURCHASE AGREEMENTS AND BORROWING
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio may borrow up to 33 1/3% of its total assets. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

SECURITIES LENDING
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

SHORT-TERM TRADING
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE PORTFOLIO

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

MARKET RISK. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

MID-SIZE COMPANIES RISK. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the subadviser thinks appropriate, and offer greater potential for gain and loss.

VALUE STYLE RISK. The prices of securities the subadviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

RISKS OF NON-U.S. INVESTMENTS. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars

o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

o     Withholding and other non-U.S. taxes may decrease the portfolio's return

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines .. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default and are considered speculative.

RISKS OF INVESTMENTS IN REITS
Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

MARKET SEGMENT RISK. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

DERIVATIVES RISK. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

LEVERAGING RISK. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

RISK OF INCREASE IN EXPENSES. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

MANAGEMENT

PIONEER, THE PORTFOLIO'S INVESTMENT ADVISER, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

INVESTMENT ADVISER
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

PORTFOLIO MANAGEMENT

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright, portfolio manager of the portfolio since [____], and Timothy Horan, assistant portfolio manager of the portfolio since [____]. Mr. Wright and Mr. Horan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Horan joined Pioneer in 2005 as an assistant portfolio manager. Prior to joining Pioneer, he was employed at Boston Partners from 2004 to 2005 and at State Street Research from 1998 to 2004.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

MANAGEMENT FEE
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's semi-annual report to shareholders, dated June 30, 2008.

For the fiscal year ended December 31, 2008, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

DISTRIBUTOR AND TRANSFER AGENT
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

DISTRIBUTION PLAN
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

PRICING OF SHARES

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Because the portfolio may invest in securities rated below investment grade, some of which may be thinly traded and for which prices may not be readily available or may be unreliable, the portfolio may use fair value methods more fequently than funds that primarily invest in securities that are more widely traded.Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

PAYMENTS TO INTERMEDIARIES

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

INVESTMENTS IN SHARES OF THE PORTFOLIO

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

[text box]
SINCE YOU MAY NOT DIRECTLY PURCHASE SHARES OF THE PORTFOLIO, YOU SHOULD READ THE PROSPECTUS FOR YOUR INSURANCE COMPANY'S VARIABLE CONTRACT TO LEARN HOW TO PURCHASE A VARIABLE CONTRACT BASED ON THE PORTFOLIO.
[end text box]

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation
[SECTION] 1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

SELLING

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

EXCESSIVE TRADING
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

      o The sale of shares of the portfolio within a short period of time after the shares were purchased;

      o     Two or more purchases and redemptions within a short period of time;
            or

      o     A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

DISTRIBUTIONS AND TAXES

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

DISTRIBUTIONS
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Please insert Financial Highlights for the Class II Shares of Pioneer Mid Cap Value VCT Portfolio from the annual report dated December 31, 2009, job code 18647-03-0209

Pioneer Variable Contracts Trust
PIONEER MID CAP VALUE VCT PORTFOLIO
CLASS II SHARES

YOU CAN OBTAIN MORE FREE INFORMATION about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET
BOSTON, MA 02109

WWW.PIONEERINVESTMENTS.COM

                                                                   19094-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Money Market VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objective and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective

Current income consistent with preservation of capital and providing liquidity

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

--------------------------------------------------------------------------------
Annual portfolio operating expenses                                 Class I
(expenses that you pay each year
as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fee                                                         0.40%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                   None%
--------------------------------------------------------------------------------
Other Expenses                                                             %
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  %
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                  Number of years you own your shares
--------------------------------------------------------------------------------
Class I                       1             3             5            10
--------------------------------------------------------------------------------
                           $              $             $            $
--------------------------------------------------------------------------------

Principal investment strategies

The portfolio is a money market fund. The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:

o    U.S. and non-U.S. banks
o    U.S. and non-U.S. corporate or private issuers
o    The U.S. government and its agencies and instrumentalities
o    Non-U.S. governments
o    Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The portfolio's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, the adviser will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

In selecting the portfolio's portfolio, the adviser complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, the adviser's assessment of broad economic factors that are expected to affect economic activity and interest rates influence its securities selection. The adviser also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

Principal risks of investing in the portfolio
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. You should be aware that money market funds have, in the past, "broken the buck," which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. You should also be aware that the portfolio's investment adviser and its affiliates are under no obligation to provide financial support to the portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the portfolio. You should not invest in the portfolio with the expectation that any such action will be taken. You should be aware that new regulations could further restrict the way the portfolio is managed, possibly negatively affecting its yield. From time to time, the adviser and its affiliates may limit the portfolio's expenses or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share, for the purpose of avoiding a negative yield or increasing the portfolio's yield during the period of the limitation. Any such expense reductions are voluntary and temporary and may be terminated by the adviser at any time without notice.

Following is a summary description of principal risks of investing in the portfolio.

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. An increase in interest rates, decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the recent global financial crisis, could cause the value of your investment, or its yield, to decline. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default in the payment of interest and/or principal, similar to debt of private issuers.

Credit risk. If an issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the portfolio's share price. The credit quality of the portfolio's holdings can change rapidly in certain markets.

Yield risk. The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease.

Structured securities risk. Structured securities may behave in ways not anticipated by the portfolio, or they may not receive the tax, accounting or regulatory treatment anticipated by the portfolio.

Risks associated with concentration in the banking industry. The portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could cause the remaining shareholders in the portfolio to lose money.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the 90-day U.S. Treasury Bill. You can obtain updated performance information by visiting pioneerinvestments.com.

The portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

'00            5.71
'01            3.43
'02            1.19
'03            0.56
'04            0.65
'05            2.47
'06            4.50
'07            4.83
'08            2.38
'09            x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 1.47%
(10/01/2000 to 12/31/2000)
The lowest calendar quarterly return was 0.10%
(07/01/2003 to 09/30/2003)

Average annual total return (%)
(for periods ended December 31, 2009)

---------------------------------------------------------------------------------------------------------
                      1 Year         5 Years          10 Years        Since Inception   Inception
                                                                                        Date
---------------------------------------------------------------------------------------------------------
Class I                                                                                 March 1, 1995
---------------------------------------------------------------------------------------------------------
90-day U.S.                                                           x.xx
Treasury Bill
---------------------------------------------------------------------------------------------------------

Management

 Investment adviser                Pioneer Investment Management, Inc.
 Portfolio management              Seth Roman (portfolio manager of
                                   the portfolio since [____]) - Mr. Roman
                                   joined Pioneer as a portfolio manager in
                                   March 2006 and has been an investment
                                   professional for over 10 years.

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objective
The portfolio seeks a high current income, preservation of capital and liquidity through investments in high-quality short-term securities.

The portfolio's investment objective may be changed without shareholder approval. The portfolio will provide notice prior to implementing any change to its investment objective.

Principal investment strategies
The portfolio is a money market fund. The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities of U.S. and non-U.S. issuers, including those issued by:

o    U.S. and non-U.S. banks
o    U.S. and non-U.S. corporate or private issuers
o    The U.S. government and its agencies and instrumentalities
o    Non-U.S. governments
o    Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities. These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, auction features or interest rate reset features. The portfolio's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

In selecting the portfolio's portfolio, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influence its securities selection. Pioneer also employs fundamental research and an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

Money market securities. Money market securities include:
o Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
o    Corporate debt securities, including commercial paper
o    Obligations of U.S. and non-U.S. banks
o    Repurchase agreements
o    Mortgage and asset-backed securities
o Securities issued by non-U.S. governments and non-U.S. corporate or private issuers
o    Municipal obligations

U.S. government securities. U.S. government securities include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association ("Ginnie Mae"), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the portfolio may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

Mortgage and asset-backed securities. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

Municipal securities. The portfolio may invest in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

Obligations of U.S. and non-U.S. banks. The portfolio may invest in obligations of U.S. banks and dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker's acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Repurchase agreements. In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.

Structured instruments. The portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Additional investment strategies
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques including the following non-principal investment strategies.

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Interest rate and market risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. An increase in interest rates, decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the recent global financial crisis, could cause the value of your investment, or its yield, to decline.

U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default in the payment of interest and/or principal, similar to debt of private issuers.

Credit risk. The portfolio invests exclusively in securities that are rated, when the portfolio buys them, in the two highest short-term rating categories or, if unrated, are, in the investment adviser's opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the portfolio. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the portfolio or a counterparty to a financial contract with the portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security's credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline significantly. In addition, the default or downgrade of a single holding or issuer may cause significant deterioration in the portfolio's share price. The credit quality of the portfolio's holdings can change rapidly in certain markets.

Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if the portfolio manager believes that an obligor of such a security may have difficulty meeting its obligations, the portfolio may obtain a new or restructured security or underlying assets. In that case, the portfolio may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The portfolio invests in short-term money market instruments. As a result, the amount of income paid to you by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, shortterm instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income, and, if the portfolio's expenses exceed the portfolio's income, the portfolio may be unable to maintain its $1 share price.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

Structured securities risk. The structured securities in which the portfolio invests are a type of derivative instrument. Some of these instruments may have the effect of increasing the portfolio's exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the portfolio.

Risks associated with concentration in the banking industry. The portfolio may invest a significant portion of its assets in banking obligations, such as participation interests in municipal securities or variable rate demand obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the portfolio may be particularly susceptible to adverse events affecting the banking industry, including the ongoing global financial crisis. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank's financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the portfolio. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so.

Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could cause the remaining shareholders in the portfolio to lose money.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

o Economic, political, regulatory and social developments may adversely affect the securities markets

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

Management

Investment adviser

Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management

Day-to-day management of the portfolio is the responsibility of Seth Roman (portfolio manager of the portfolio since [____]). Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.40% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I

Pioneer Variable Contracts Trust
Pioneer Money Market VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19095-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Real Estate Shares VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objectives

Long-term growth of capital. Current income is a secondary objective.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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Annual portfolio operating expenses                              Class I
(expenses that you pay each year
as a percentage of the value of your investment)
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Management Fee                                                      0.80%
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Distribution and Service (12b-1) Fee                                None%
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Other Expenses                                                          %
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Total Annual  Operating Expenses                                        %
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Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those pierods. It also assumes that
(a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, bases on these assumptions your costs would be:

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                                 Number of years you own your shares
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Class I                       1              3              5             10
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                            $              $              $             $
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Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ___% of the average value of its portfolio.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and convertible debt securities.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investments in securities of non-U.S. issuers.

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term investments.

The portfolio uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives. Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

Growth style risk. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.

Risks of investments in REITs. The portfolio concentrates its investments in the real estate industry. The risks of investing in REITs and other equity securities of real estate industry issuers include the following: declines in the real estate market due to adverse economic conditions, overbuilding or other causes; inceases in interest rates; and declines in property values.

Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the underlying portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Mortgage-backed securities risk. The value of mortgage-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that would prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) REIT Index. You can obtain updated performance information by visiting pioneerinvestments.com.

Portfolio performance
The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

'00         29.51
'01          7.80
'02          2.53
'03         34.75
'04         35.73
'05         15.13
'06         36.83
'07        -18.88
'08        -38.19
'09          x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 16.86%
(10/01/2004 to 12/31/2004)
The lowest calendar quarterly return was -39.29%
(10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

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                      1 Year         5 Years          10 Years        Since Inception   Inception
                                                                                        Date #
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Class I                                                                                 March 1, 1995
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Morgan Stanley                                                        x.xx
Capital
International
(MSCI) REIT Index
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Management

 Investment adviser           Pioneer Investment Management, Inc.
 Investment subadviser        AEW Capital Management, L.P.
 Portfolio management         Matthew A. Troxell, CFA (portfolio manager of the portfolio since [____] -
                              Mr. Troxell, a principal and portfolio manager at AEW is responsible for construction and management of all of the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since
                              1994 and has over 23 years of experience in investment analysis and portfolio management.

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objectives and strategies

Investment objectives
Long-term growth of capital. Current income is a secondary objective. The portfolio's investment objectives may be changed without shareholder approval. The portfolio will prvode notice prior to implementing any change to its investment objectives.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securitiesand other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Capital Management, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

Favorable expected returns relative to perceived risk
o    Increasing cash flow or favorable prospects for cash flow growth
o Low market valuations relative to earnings forecast, net asset value and cash flow
o    Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in REITs.
REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

Real estate industry issuers
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:
o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Additional investment strategies
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

Growth style risk. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Risks of investments in REITs
Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Mortgage-backed securities risk. The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Leveraging risk. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

Management

Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Investment subadviser
AEW Capital Management, L.P. (AEW), is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2009, AEW and its affiliates had approximately $_______ billion in assets under management.

Portfolio management

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the portfolio since [____]). Mr. Troxell is a Principal and Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 23 years of experience in investment analysis and portfolio management.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.

 For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other portfolios or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicates a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by _________________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class I

Pioneer Variable Contracts Trust
Pioneer Real Estate Shares VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19097-03-0409
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Real Estate Shares VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class 1 shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents
Portfolio Summary
More on the portfolio's investment objectives and strategies
More on the risks of investing in the portfolio
Management
Pricing of shares
Shareholder Information
Distributions and taxes
Financial Highlights

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares VCT Portfolio

Investment objectives

Long-term growth of capital. Current income is a secondary objective.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

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Annual portfolio operating expenses                              Class II
(expenses that you pay each year
as a percentage of the value of your investment)
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Management Fee                                                       0.80%
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Distribution and Service (12b-1) Fee                                 0.25%
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Other Expenses                                                           %
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Total Annual Portfolio Operating Expenses                                %
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Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the portfolio for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that
(a) your investment has a 5% return each year and (b) the portfolio's total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                               Number of years you own your shares
--------------------------------------------------------------------------------
Class II                  1              3              5             10
--------------------------------------------------------------------------------
                        $              $              $             $
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Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ___% of the average value of its portfolio.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securities and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and convertible debt securities.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investments in securities of non-U.S. issuers.

The portfolio may use derivatives for a variety of purposes, including the following: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio may hold cash or other short-term investments.

The portfolio uses a "growth at a reasonable price" style of management. The subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The subadviser focuses on the quality and price of individual issuers and securities. The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual portfolio, there is no guarantee that the portfolio will achieve its objectives. Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.

Growth style risk. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about the attractiveness, relative value or potential appreciation of a security or about a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Issuer focus risk. The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolio's holding more securities.

Risks of investments in REITs. The portfolio concentrates its investments in the real estate industry. The risks of investing in REITs and other equity securities of real estate industry issuers include the following: declines in the real estate market due to adverse economic conditions, overbuilding or other causes; inceases in interest rates; and declines in property values. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon the management skills of the REIT managers and cash flow. REITs may have lower trading volumes and may be subject In addition to its own expenses, the underlying portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Mortgage-backed securities risk. The value of mortgage-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio's portfolio. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that would prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) REIT Index. You can obtain updated performance information by visiting pioneerinvestments.com.

Portfolio performance
The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The performance shown for Class II periods prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after August 1, 2000, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

'00         28.98
'01          7.52
'02          2.27
'03         34.46
'04         35.39
'05         14.86
'06         36.48
'07        -19.09
'08        -38.35
'09          x.xx

For the period covered by the bar chart:
The highest calendar quarterly return was 16.83% (10/01/2004 to 12/31/2004) The lowest calendar quarterly return was -39.32% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

----------------------------------------------------------------------------------------------
                      1 Year       5 Years       10 Years     Since Inception   Inception
                                                                                Date #
----------------------------------------------------------------------------------------------
Class II                                                                        March 1, 1995
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Morgan Stanley                                                x.xx
Capital
International
(MSCI) REIT Index
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Management

 Investment adviser          Pioneer Investment Management, Inc.
 Investment subadviser       AEW Capital Management, L.P.
 Portfolio management        Matthew A. Troxell, CFA (portfolio manager of the portfolio since [____]). Mr.
                             Troxell is a Principal and Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since
                             1994 and has over 23 years of experience in investment analysis and portfolio management.

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objectives
Long-term growth of capital. Current income is a secondary objective. The portfolio's investment objectives may be changed without shareholder approval. The portfolio will prvode notice prior to implementing any change to its investment objectives.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, debt convertible to equity securitiesand other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, and preferred stocks.

The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds") and convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives, to diversify the portfolio's portfolio or for greater liquidity.

The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.

The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Capital Management, L.P., to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs fundamental and qualitative research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

Favorable expected returns relative to perceived risk
o    Increasing cash flow or favorable prospects for cash flow growth
o Low market valuations relative to earnings forecast, net asset value and cash flow
o    Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in REITs.
REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

Real estate industry issuers
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:
o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.

Debt securities
The portfolio may invest in debt securities of U.S. and non-U.S. issuers. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest a portion of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Additional investment strategies
In addition to the principal investment strategies discussed above, the portfolio may also use other techniques, including the following non-principal investment strategies.

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio may borrow up to 33 1/3% of its total assets.
The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio may lend up to 33 1/3% of its total assets. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. The portfolio may experience a substantial or complete loss on any individual security.The portfolio may experience a substantial or complete loss on any individual security.

Growth style risk. The portfolio's investments do not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The subadviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Risks of investments in REITs
Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

Mortgage-backed securities risk. The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

Risks of non-U.S. investments. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives have a leveraging effect on the portfolio's portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Leveraging risk. When the portfolio engages in transactions that have a leveraging effect on the portfolio's portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's portfolio securities are described in the statement of additional information.

Management

Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.
The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Investment subadviser
AEW Capital Management, L.P. (AEW), is the portfolio's subadviser. AEW, which is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, provides real estate investment advice to public, corporate, union and government pension plans and endowments. As of December 31, 2008, AEW and its affiliates had approximately $_______ billion in assets under management.

Portfolio management

Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA (portfolio manager of the portfolio since [____]). Mr. Troxell is a Principal and Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994 and has over 23 years of experience in investment analysis and portfolio management.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to ____% of the portfolio's average daily net assets.

Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to AEW as compensation for AEW's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2009.

For the fiscal year ended December 31, 2008, the portfolio paid management fees equivalent to 0.80% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares

The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries

Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other portfolios or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer fund's (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling

Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of the portfolio within a short period of time after the shares were purchased;
     o    Two or more purchases and redemptions within a short period of time;
          or
     o    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ______________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Class II

Pioneer Variable Contracts Trust
Pioneer Real Estate Shares VCT Portfolio
Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                  19098-03-0409
                                        (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                          Member SIPC

Pioneer Strategic Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity nd variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objective and
strategies ..............................................    7
More on the risks of investing in the portfolio .........   11
Management ..............................................   15
Pricing of shares .......................................   16
Shareholder Information .................................   17
Distributions and taxes .................................   20
Financial Highlights ....................................   21

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective
A high level of current income.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
expenses that you pay each year
as a percentage of the value of your investment

                                                Class I
-------------------------------------------------------
Management Fee                                     0.65%
-------------------------------------------------------
Distribution and Service (12b-1) Fee               None
-------------------------------------------------------
Other Expenses                                        %
-------------------------------------------------------
Total Annual Portfolio Operating Expenses             %
-------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        Number of years you own your shares
                       -------------------------------------
Class I                 1          3          5         10
------------------------------------------------------------
                        $          $          $         $
------------------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's portfolio turnover rate was ____% of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The portfolio's investment adviser allocates the portfolio's investments among the following three segments of the debt markets:

o Below investment grade (high yield or "junk bond") securities of U.S. and non-U.S. issuers
o    Investment grade securities of U.S. issuers
o    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage related securities, including "sub-prime" mortgages, and asset-backed securities

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The portfolio may also invest in securities that are in default, subordinated debt securities and event linked bonds.

Up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).

The portfolio may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

Principal risks of investing in the portfolio

You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.


Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index.

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the inception of Class I on July 29, 1999. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.

Annual return Class I shares
(Year ended December 31)

'00               4.51
'01               6.90
'02              10.72
'03              21.24
'04              10.25
'05               2.74
'06               6.48
'07               6.43
'08             -11.57
'09

For the period covered by the bar chart:

The highest calendar quarterly return was 8.08% (04/01/2003 to 06/30/2003)

The lowest calendar quarterly return was -9.42% (10/01/2008 to 12/31/2008)

Average annual total return (%)
(for periods ended December 31, 2009)

                                                                                  Since       Inception
                                          1 Year     5 Years     10 Years     Inception            Date#
----------------------------------------------------------------------------------------------------------
Class I                                                                                     July 29, 1999
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Universal Index                                         x.xx
----------------------------------------------------------------------------------------------------------

Management

Investment adviser       Pioneer Investment Management Inc.
Portfolio management     Kenneth J. Taubes, Executive Vice President and Head of Portfolio Management,
                         U.S. of Pioneer (portfolio manager since 1998).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objective
The portfolio seeks a high level of current income.

The portfolio's investment objective and strategies may be changed without shareholder approval.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

o    Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o    Investment grade securities of U.S. issuers
o    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o    Mortgage-backed and asset-backed securities

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The portfolio may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income.

Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
     o As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     o    As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o    Withholding and other non-U.S. taxes may decrease the portfolio's return

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Pricing of shares
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio

The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

o The sale of shares of the portfolio within a short period of time after the shares were purchased;
o    Two or more purchases and redemptions within a short period of time; or
o    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected.

However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by ___________, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Variable Contracts Trust

Pioneer Strategic Income VCT Portfolio
Class I Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)




[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20538-04-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

Pioneer Strategic Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2010

Shares of the portfolio are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans. You may obtain certain tax benefits by purchasing a Variable Contract.

Class II shares of the portfolio are offered through this prospectus. The portfolio also offers Class I shares, which are not subject to a distribution fee and are offered through a separate prospectus.

The portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in the portfolio through a Variable Contract.

Contents

Portfolio Summary .......................................    1
More on the portfolio's investment objective and
strategies ..............................................    9
More on the risks of investing in the portfolio .........   11
Management ..............................................   15
Pricing of shares .......................................   17
Shareholder Information .................................   18
Distributions and taxes .................................   21
Financial Highlights ....................................   22

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolio Summary

Investment objective
A high level of current income.

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
expenses that you pay each year
as a percentage of the value of your investment

                                                                    Class II
-----------------------------------------------------------------------------
Management Fee                                                          0.65%
-----------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                    0.25%
-----------------------------------------------------------------------------
Other Expenses                                                              %
-----------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                   %
-----------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

               Number of years you own your shares
              -------------------------------------
                   1        3       5       10
---------------------------------------------------
Class II           $        $       $       $
---------------------------------------------------

Portfolio Turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio's
portfolio turnover rate was   % of the average value of its portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The portfolio's investment adviser allocates the portfolio's investments among the following three segments of the debt markets:

     - Below investment grade (high yield or "junk bond") securities of U.S. and non-U.S. issuers
     -    Investment grade securities of U.S. issuers
     -    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage related securities, including "sub-prime" mortgages, and asset-backed securities

The portfolio invests in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The portfolio may also invest in securities that are in default, subordinated debt securities and event linked bonds.

Up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs).

The portfolio may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the portfolio's return as a non-hedging strategy that may be considered speculative. The portfolio also may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security's yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective Following is a summary description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. Interest rates may go up, causing the value of the portfolio's investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. The portfolio also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Portfolio selection risk. The adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Association (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceive decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation than a portfolio without the same focus.

Derivatives risk. Using derivatives exposes the portfolio to additional risks, may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect, which may magnify the effect of a change in the value of an asset, thereby disproportionately increasing losses or reducing opportunities for gain. Changes in a derivative's value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class II shares from calendar year to calendar year. The table shows the average annual total returns for the Class II shares of the portfolio over time and compares these returns to the returns of the Barclays Capital U.S. Universal Index.

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on July 29, 1999. The performance shown for Class II shares for the periods prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares of the portfolio, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The portfolio's past performance does not necessarily indicate how it will perform in the future.


Annual return Class II shares
(Year ended December 31)

'00               4.25
'01               6.64
'02              10.45
'03              20.92
'04               9.95
'05               2.49
'06               6.24
'07               6.17
'08             -11.69
'09

The highest calendar quarterly return was 7.92% (04/01/2003 to 06/30/2003)

The lowest calendar quarterly return was -9.38% (10/01/2008 to 12/31/2008)


Average annual total return (%)
(for periods ended December 31, 2009)

                                                                                  Since       Inception
                                          1 Year     5 Years     10 Years     Inception            Date#
----------------------------------------------------------------------------------------------------------
Class II                                                                                    July 29, 1999
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Universal Index                                         x.xx
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Management

Investment adviser    Pioneer Investment Management Inc.
Portfolio management  Kenneth J. Taubes, Executive Vice President and Head of
                      Portfolio Management, U.S. of Pioneer (portfolio manager since 1998).

Purchase and sale of portfolio shares
Shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). Shares of the portfolio are purchased and sold at net asset value each day the New York Stock Exchange (NYSE) is open. Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.

Tax Information
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Payments to broker-dealers and other financial intermediaries
Shares of the portfolio are offered to insurance companies to fund the benefits under variable contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers, for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance companies to recommend the portfolio over another investment. Your insurance company's separate account prospectus or disclosure document may contain additional information about these payments.

More on the portfolio's investment objective and strategies

Investment objective
The portfolio seeks a high level of current income.


The portfolio's investment objective and strategies may be changed without shareholder approval.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

     -    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers
     -    Investment grade securities of U.S. issuers
     -    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     - Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     -    Mortgage-backed and asset-backed securities

The portfolio invests in securities with a broad range of maturities. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The portfolio may invest in equity securities as a consequence of holding debt of the same issuer or when Pioneer believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income.

Pioneer considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Below investment grade securities
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.

The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other CMOs or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to fund other CMOs first. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.

Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.

The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.

Subordinated securities
The portfolio may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders.

Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. Floating rate loans may not be readily marketable or may be subject to restrictions on resale. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Event-linked bonds
The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.

Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and model used to calculate the probability of a trigger event.

Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

The portfolio may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Additional investment strategies

Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the portfolio to achieve its investment objectives. The portfolio may adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Securities lending
The portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically cash, which the portfolio will invest during the term of the loan. The portfolio will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. The portfolio may pay a portion of the income earned on the investment of cash collateral to the borrowers of the securities, lending agent or other intermediary. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral to be returned to the borrower, and the risk that the portfolio is unable to recall a security in time to exercise valuable rights or sell the security.

Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

More on the risks of investing in the portfolio

Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective. Following is a description of principal risks of investing in the portfolio.

Market risk. The values of securities held by the portfolio may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the portfolio. The portfolio may experience a substantial or complete loss on any individual security.

High yield or "junk" bond risk. Debt securities that are below investment grade, "junk bonds," are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be repaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was repaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The adviser's judgment about the quality, relative yield or relative value of a security or about market trends affecting a particular sector, region or market segment, or about interest rates, may prove to be incorrect.

U.S. Government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

The portfolio may invest in CMOs. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages.

The portfolio may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the portfolio invests (e.g., the portfolio may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the portfolio as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral.

Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders or more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Risks of non-U.S. investments. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political, regulatory and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Equity securities risk
Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop.

Derivatives risk. Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from or could lose money on the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the portfolio's ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

Leveraging risk. The portfolio may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery or forward commitment transactions, or by entering into reverse repurchase agreements. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Risk of increase in expenses. Your actual costs of investing in the portfolio may be higher than the expenses shown in "Annual portfolio operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio securities are described in the statement of additional information.

To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information.

Management

Investment adviser
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2009, assets under management were approximately $253 billion worldwide, including over $59 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2009.

For the fiscal year ended December 31, 2009, the portfolio paid management fees equivalent to 0.65% of the portfolio's average daily net assets.

Distributor and transfer agent
Pioneer Funds Distributor, Inc. is the portfolio's distributor. Pioneer Investment Management Shareholder Services, Inc. is the portfolio's transfer agent. The portfolio compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Pricing of shares
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the portfolio's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses fair value methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value methods rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. Certain securities may trade in relatively thin markets and/or in markets that experience significant volatility. The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences could be significant. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value methods to value their securities and the effects of using the fair value methodology.

Shareholder Information

Additional payments to intermediaries
Pioneer and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Pioneer may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio's shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from service provided to the portfolio. Pioneer may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets.

In addition to these payments, Pioneer may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the portfolio's statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Pioneer, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicle for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Pioneer for losses incurred by the portfolio or Pioneer as a result of such action.

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Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
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Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of the portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     -    A series of transactions that indicate a timing pattern or strategy.

The portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in this prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolio may reject any purchase or exchange an order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the portfolio must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If a portfolio qualifies as a regulated investment company and meets certain distribution requirements, that portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.

Under the Code, the portfolio's dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as ordinary income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.

In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio's investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio's shares are sold to any investor other than certain permitted investors, then separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial Highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by , the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Pioneer Strategic Income VCT Portfolio Class II Shares

You can obtain more free information about the portfolio by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Securities and Exchange Commission's EDGAR database on the Internet (http://www.sec.gov).

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about the portfolio.

The statement of additional information, and the independent registered public accounting firm's report and financial statements in the portfolio's annual report to shareholders, are incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)





[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19105-04-0410
                                         (C)2010 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                           CLASS I AND CLASS II SHARES


                                   MAY 1, 2010


PIONEER BOND VCT PORTFOLIO                     PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
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PIONEER CULLEN VALUE VCT PORTFOLIO             PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
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PIONEER EMERGING MARKETS VCT PORTFOLIO         PIONEER MID CAP VALUE VCT PORTFOLIO
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PIONEER EQUITY INCOME VCT PORTFOLIO            PIONEER MONEY MARKET VCT PORTFOLIO
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PIONEER FUND VCT PORTFOLIO                     PIONEER REAL ESTATE SHARES VCT PORTFOLIO
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PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO     PIONEER STRATEGIC INCOME VCT PORTFOLIO
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PIONEER HIGH YIELD VCT PORTFOLIO
-------------------------------------------------------------------------------------------------


This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II shares prospectuses, each dated May 1, 2010, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2009, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.

                                TABLE OF CONTENTS

1.   Fund History ...............................................................    3
2.   Investment Policies, Risks and Restrictions ................................    3
3.   Trustees and Officers ......................................................   53
4.   Investment Adviser .........................................................   62
5.   Principal Underwriter and Distribution Plan ................................   69
6.   Custodian ..................................................................   72
7.   Independent Registered Public Accounting Firm ..............................   72
8.   Portfolio Management .......................................................   72
9.   Portfolio Transactions .....................................................   89
10.  Description of Shares ......................................................   91
11.  Pricing of Shares ..........................................................   94
12.  Tax Status .................................................................   97
13.  Financial Statements .......................................................  104
14.  Annual Fee, Expense and Other Information ..................................  104
15.  Appendix A - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings ................................................  111
16   Appendix B - Proxy Voting Policies and Procedures of Pioneer Investment
     Management, Inc ............................................................  116

1. FUND HISTORY

Pioneer Variable Contracts Trust (the "trust" or the "fund") is an open-end management investment company. The trust was formed as a Delaware statutory trust on September 16, 1994.

2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 13 distinct investment portfolios: Pioneer Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Money Market VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio and Pioneer Strategic Income VCT Portfolio. Each portfolio is classified as diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Qualified Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.

Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.

Each portfolio's prospectus identifies the investment objective and the principal investment strategies and risks of the portfolio. This section supplements the disclosure in each portfolio's prospectus and provides additional information on the portfolios' investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the portfolio's assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

The table below identifies certain investment securities and techniques that may be utilized by a portfolio. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each portfolio's prospectus for details regarding the principal investment strategies and techniques used by a portfolio and the risks associated with these securities and techniques.

For purposes of the table, the portfolios are organized into four categories, Equity Portfolios, Fixed Income Portfolios, Asset Allocation Portfolios and Money Market Portfolio:

EQUITY PORTFOLIOS
      o     Pioneer Cullen Value VCT Portfolio
      o     Pioneer Emerging Markets VCT Portfolio
      o     Pioneer Equity Income VCT Portfolio
      o     Pioneer Fund VCT Portfolio
      o     Pioneer Growth Opportunities VCT Portfolio
      o     Pioneer Mid Cap Value VCT Portfolio
      o     Pioneer Real Estate Shares VCT Portfolio

FIXED INCOME PORTFOLIOS
      o     Pioneer Bond VCT Portfolio
      o     Pioneer High Yield VCT Portfolio
      o     Pioneer Strategic Income VCT Portfolio

ASSET ALLOCATION PORTFOLIOS
      o     Pioneer Ibbotson Growth Allocation VCT Portfolio
      o     Pioneer Ibbotson Moderate Allocation VCT Portfolio

MONEY MARKET PORTFOLIO
      o     Pioneer Money Market VCT Portfolio

                                                                                  FIXED         ASSET       MONEY
                                                                     EQUITY       INCOME     ALLOCATION    MARKET
                                                                   PORTFOLIOS   PORTFOLIOS   PORTFOLIOS   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS AND RELATED INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
Investments in Equity Securities                                        X            X           X
-------------------------------------------------------------------------------------------------------------------
Warrants and Stock Purchase Rights                                      X            X           X
-------------------------------------------------------------------------------------------------------------------
Preferred Shares                                                        X            X           X
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Investments in Initial Public Offerings                                 X                        X
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INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS
-------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                              X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds                                                   X            X           X
-------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts ("REITs")                                 X            X           X
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DEBT SECURITIES AND RELATED INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
Debt Securities Selection                                               X
-------------------------------------------------------------------------------------------------------------------
Debt Securities Rating Criteria                                         X            X           X
-------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                                              X            X           X           X
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Convertible Debt Securities                                             X            X           X
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Municipal Obligations                                                                X           X           X
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Mortgage-Backed Securities                                              X            X           X           X
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Guaranteed Mortgage Pass-Through Securities                             X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Multiple-Class Pass-Through Securities and Collateralized Mortgage
Obligations ("CMOs")                                                    X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities ("SMBS")                            X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Risk Factors Associated with Mortgage-Backed Securities                 X            X           X           X
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Asset-Backed Securities                                                 X            X           X           X
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Subordinated Securities                                                              X           X
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Structured Securities                                                   X            X           X           X
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Floating Rate Loans                                                                  X           X           X
-------------------------------------------------------------------------------------------------------------------
Direct Investment in Loans                                                           X           X
-------------------------------------------------------------------------------------------------------------------
Assignments                                                                          X           X           X
-------------------------------------------------------------------------------------------------------------------
Participation Interests                                                 X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Other Information About Floating Rate Loans                                          X           X           X
-------------------------------------------------------------------------------------------------------------------
Inverse Floating Rate Securities                                                     X           X
-------------------------------------------------------------------------------------------------------------------
Auction Rate Securities                                                              X           X
-------------------------------------------------------------------------------------------------------------------

                                                                                  FIXED         ASSET       MONEY
                                                                     EQUITY       INCOME     ALLOCATION    MARKET
                                                                   PORTFOLIOS   PORTFOLIOS   PORTFOLIOS   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Event-Linked Bonds                                                                   X           X
-------------------------------------------------------------------------------------------------------------------
Event-Linked Swaps                                                                   X           X
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Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities                 X           X
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Collateralized Debt Obligations (CDOs)                                               X           X
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Brady Bonds                                                             X            X           X
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High Quality Securities                                                                                      X
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Bank Obligations                                                        X            X           X           X
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Bankers' Acceptances                                                    X            X           X           X
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Certificates of Deposit                                                 X            X           X           X
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Investments in Non-U.S. Bank Obligations                                X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Commercial Paper and Other Short Term Debt Instruments                  X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Variable Rate and Floating Rate Demand Instruments                                   X           X           X
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NON-U.S. INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
Equity Securities of Non-U.S. Issuers                                   X            X           X
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Debt Obligations of Non-U.S. Governments                                X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Eurodollar Instruments and Samurai and Yankee Bonds                     X            X           X
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Investments in Emerging Markets                                         X            X           X
-------------------------------------------------------------------------------------------------------------------
Risks of Non-U.S. Investments                                           X            X           X           X
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Non-U.S. Securities Markets and Regulations                             X            X           X
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Economic, Political and Social Factors                                  X            X           X
-------------------------------------------------------------------------------------------------------------------
Currency Risks                                                          X            X           X
-------------------------------------------------------------------------------------------------------------------
Custodian Services and Related Investment Costs                         X            X           X
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Withholding and Other Taxes                                             X            X           X
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Investments in Depositary Receipts                                      X            X           X
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Foreign Currency Transactions                                           X            X           X
-------------------------------------------------------------------------------------------------------------------

                                                                                  FIXED         ASSET       MONEY
                                                                     EQUITY       INCOME     ALLOCATION    MARKET
                                                                   PORTFOLIOS   PORTFOLIOS   PORTFOLIOS   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
DERIVATIVE INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Options on Securities and Securities Indices                            X            X           X
-------------------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities                              X            X           X
-------------------------------------------------------------------------------------------------------------------
Writing Call and Put Options on Securities Indices                      X            X           X
-------------------------------------------------------------------------------------------------------------------
Purchasing Call and Put Options                                         X            X           X
-------------------------------------------------------------------------------------------------------------------
Risks of Trading Options                                                X            X           X
-------------------------------------------------------------------------------------------------------------------
Futures Contracts and Options on Futures Contracts                      X            X           X
-------------------------------------------------------------------------------------------------------------------
Futures Contracts                                                       X            X           X
-------------------------------------------------------------------------------------------------------------------
Hedging Strategies                                                      X            X           X
-------------------------------------------------------------------------------------------------------------------
Options on Futures Contracts                                            X            X           X
-------------------------------------------------------------------------------------------------------------------
Other Considerations regarding Futures Contracts                        X            X           X
-------------------------------------------------------------------------------------------------------------------
Interest Rate Swaps, Collars, Caps and Floors                                        X           X
-------------------------------------------------------------------------------------------------------------------
Equity Swaps, Collars, Caps and Floors                                  X                        X
-------------------------------------------------------------------------------------------------------------------
Financial Futures and Options Transactions                              X            X           X
-------------------------------------------------------------------------------------------------------------------
Credit Default Swap Agreements                                                       X           X
-------------------------------------------------------------------------------------------------------------------
Credit Linked Notes                                                                  X           X
-------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------------------------------------------
Short-Term Investments                                                  X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                     X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                   X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements                                           X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Short Sales Against the Box                                             X            X           X
-------------------------------------------------------------------------------------------------------------------
Dollar Rolls                                                            X            X           X
-------------------------------------------------------------------------------------------------------------------
Asset Segregation                                                       X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                      X            X           X
-------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                         X            X           X
-------------------------------------------------------------------------------------------------------------------
Interfund Lending                                                       X            X           X           X
-------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Securities                             X            X           X           X
-------------------------------------------------------------------------------------------------------------------
Disclosure of Portfolio Holdings                                        X            X           X           X
-------------------------------------------------------------------------------------------------------------------

EQUITY INVESTMENTS AND RELATED INVESTMENTS

INVESTMENTS IN EQUITY SECURITIES

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the portfolio.

WARRANTS AND STOCK PURCHASE RIGHTS

The portfolio may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

PREFERRED SHARES

The portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the portfolio's fixed income securities.

INVESTMENTS IN INITIAL PUBLIC OFFERINGS

To the extent consistent with its investment objectives, the portfolio may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. The portfolio cannot assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

INVESTMENT COMPANY SECURITIES AND REAL ESTATE INVESTMENT TRUSTS

OTHER INVESTMENT COMPANIES

The portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the portfolio's investment objective and policies and permissible under the 1940 Act. Under one provision of the 1940 Act, a portfolio may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the portfolio, (ii) 5% or more of the portfolio's total assets being invested in any one investment company, or (iii) 10% or more of the portfolio's total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolio may also invest without limit in money market funds. Investing in other investment companies subjects the portfolio to the risks of investing in the underlying securities held by those investment companies.

The portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.

EXCHANGE TRADED FUNDS

The portfolio may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automated Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor's 500 Stock Index (the "S&P 500"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolio, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission that would permit the portfolio to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

DEBT SECURITIES AND RELATED INVESTMENTS

DEBT SECURITIES SELECTION

In selecting debt securities for the portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objectives, the attractiveness of the market for debt securities given the outlook of Pioneer or the subadviser for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, Pioneer or the subadviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

DEBT SECURITIES RATING INFORMATION

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The current economic downturn is severely affecting the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the portfolio's net asset value to the extent that it invests in such securities. In addition, the portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.


The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions such as those currently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. There can be no assurances that these attempts will be successful.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the portfolio securities, Pioneer or the subadviser will consider what actions, if any, are appropriate in light of the portfolio's investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the portfolio invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the ongoing financial market difficulties, securities of commercial issuers or financial institutions that qualify in guarantees by U.S. government agencies like the Federal Deposit Securities Corporation. The secondary market for certain loan participations, described above, is limited and, therefore, the participators may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations, in which case the portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CONVERTIBLE DEBT SECURITIES

The portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

MUNICIPAL OBLIGATIONS

The portfolio may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

MORTGAGE-BACKED SECURITIES

The portfolio may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the portfolio may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and

"overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the portfolio purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the

U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The portfolio may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S.

government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The portfolio also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the portfolio does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

ASSET-BACKED SECURITIES

The portfolio may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

SUBORDINATED SECURITIES

The portfolio may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

STRUCTURED SECURITIES

The portfolio may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

FLOATING RATE LOANS

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The portfolio may invest in loans in different ways. The portfolio may:
(i) make a direct investment in a loan by participating as one of the lenders;
(ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

DIRECT INVESTMENT IN LOANS. It can be advantageous to the portfolio to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the portfolio receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the portfolio invests in an assignment of, or a participation interest in, a loan, the portfolio may pay a fee or forgo a portion of the interest payment. Consequently, the portfolio's return on such an investment may be lower than it would have been if the portfolio had made a direct investment in the underlying corporate loan. The portfolio may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.

ASSIGNMENTS. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

PARTICIPATION INTERESTS. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The portfolio may acquire participation interests from the financial institution or from another investor. The portfolio typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any portfolios acquired by other investors through set-off against the borrower and the portfolio may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the portfolio may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the portfolio may be treated as a general creditor of such entity.

OTHER INFORMATION ABOUT FLOATING RATE LOANS. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the portfolio, a reduction in the value of the investment and a potential decrease in the net asset value of the portfolio. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the portfolio may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the portfolio buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the portfolio may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the portfolio may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The portfolio will generally rely upon the agent or an intermediate participant to receive and forward to the portfolio its portion of the principal and interest payments on the loan.

Furthermore, unless the portfolio has direct recourse against the borrower, the portfolio will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The portfolio may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the portfolio or may be intermediate participants with respect to loans in which the portfolio owns interests. Such banks may also act as agents for loans held by the portfolio.

INVERSE FLOATING RATE SECURITIES.

The portfolio may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

AUCTION RATE SECURITIES

The portfolio may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the portfolio will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the portfolio. In the past year, nearly all such auctions have failed, effectively locking in below-market interest rates.

EVENT-LINKED BONDS

The portfolio may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the portfolio's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The portfolio's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the portfolio may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

EVENT-LINKED SWAPS

The portfolio may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the portfolio may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

ZERO COUPON, PAY-IN-KIND, DEFERRED AND CONTINGENT PAYMENT SECURITIES

The portfolio may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on continent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.

COLLATERALIZED DEBT OBLIGATIONS

The portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolio as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

BRADY BONDS

The portfolio may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Investors should recognize that Brady bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

HIGH QUALITY SECURITIES (FOR PIONEER MONEY MARKET VCT PORTFOLIO ONLY)

High quality securities are divided into "first tier" and "second tier" securities. Pioneer Money Market VCT Portfolio (the "Money Market Portfolio") primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the Money Market Portfolio's investment adviser. However, the Money Market Portfolio may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the Money Market Portfolio's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security.

The Money Market Portfolio may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the Money Market Portfolio may invest up to 25% of its total assets in first tier securities of a single issuer for a period of up to three business days. The Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in second tier securities of the same issuer.

BANK OBLIGATIONS

The portfolio may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

BANKERS' ACCEPTANCES are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

CERTIFICATES OF DEPOSIT represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

INVESTMENTS IN NON-U.S. BANK OBLIGATIONS

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

COMMERCIAL PAPER AND OTHER SHORT TERM DEBT SECURITIES

The portfolio invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The portfolio may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the portfolio invests in master demand notes, these investments will be included in the portfolio's limitation on illiquid securities.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

The portfolio may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.

The portfolio may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

NON-U.S. INVESTMENTS

EQUITY SECURITIES OF NON-U.S. ISSUERS

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

The portfolio may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS The portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

INVESTMENTS IN EMERGING MARKETS. The portfolio may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The portfolio will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolio may invest in unquoted securities, including securities of emerging market issuers.

RISKS OF NON-U.S. INVESTMENTS

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the portfolio's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the portfolio's investments and the availability to the portfolio of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. Because the portfolio, under normal circumstances, will invest a substantial portion of its assets in securities which are denominated or quoted in non-U.S. currencies, the strength or weakness of the U.S. dollar against such currencies will affect the portfolio's investment performance. A decline in the value of any particular non-U.S. currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in non-U.S. currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the portfolio values its assets daily in terms of U.S. dollars, the portfolio does not intend to convert its holdings of non-U.S. currencies into U.S. dollars on a daily basis. The portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a non-U.S. currency to the portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the portfolio against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the portfolio's investments in such countries. These taxes will reduce the return achieved by the portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

INVESTMENTS IN DEPOSITARY RECEIPTS

The portfolio may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the portfolio's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

FOREIGN CURRENCY TRANSACTIONS

The portfolio may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The portfolio also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the portfolio will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the portfolio to hedge against a devaluation that is so generally anticipated that the portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the portfolio's foreign assets.

While the portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause the portfolio to sustain losses which will prevent the portfolio from achieving a complete hedge or expose the portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the portfolio of unrealized profits or force the portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If the portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The portfolio may also write options on foreign currencies for hedging purposes. For example, if the portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the portfolio.

Similarly, the portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the portfolio in cash or liquid securities. See "Asset Segregation."

The portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the portfolio.

DERIVATIVE INSTRUMENTS

OPTIONS ON SECURITIES AND SECURITIES INDICES

For hedging purposes or to seek to increase total return, the portfolio may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or the portfolio will use the other methods described below. The portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolio. However, in return for the option premium, the portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the portfolio's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall "out-of-the-money", the fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

PURCHASING CALL AND PUT OPTIONS. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

The portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the portfolio's securities. Put options may also be purchased by the portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The portfolio may purchase and sell both options that are traded on U.S and non-U.S.exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer or the subadviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the portfolio owns or proposes to acquire. The portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the portfolio or securities with characteristics similar to those of the portfolio securities. Similarly, the portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for the portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when the portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the portfolio's assets. By writing a call option, the portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the portfolio intends to purchase. However, the portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS REGARDING FUTURES CONTRACTS. The portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the portfolio to purchase securities or currencies, require the portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the fund is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, has policies with respect to futures and options thereon as set forth herein.

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS

In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the portfolio's income, the portfolio may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the portfolio enters into these transactions, the portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The portfolio intends to use these transactions primarily as a hedge and not as a speculative investment. However, the portfolio also may invest in interest rate swaps to enhance income or to increase the portfolio's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The portfolio is not required to hedge its portfolio and may choose not to do so. The portfolio cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the portfolio holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the portfolio to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the portfolio holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the portfolio from a reduction in yield due to falling interest rates and may permit the portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The portfolio usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the portfolio's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the portfolio's obligations will be accrued on a daily basis, and the full amount of the portfolio's obligations will be maintained in a segregated account by the portfolio's custodian.

The portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The portfolio will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The portfolio will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the portfolio.

Typically, the parties with which the portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. The portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the portfolio's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the portfolio's ability to engage in interest rate swaps.

EQUITY SWAPS, CAPS, FLOORS AND COLLARS

The portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact the portfolio's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS. The Commodity Futures Trading Commission ("CFTC") does not limit futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under the Commodity Exchange Act. As a result, the portfolio is not restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The portfolio however, has policies with respect to futures and options thereon as set forth herein.

CREDIT DEFAULT SWAP AGREEMENTS

The portfolio may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The portfolio may be either the buyer or seller in the transaction. If the portfolio is a buyer and no credit event occurs, the portfolio will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the portfolio, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the portfolio, as the seller, must pay the buyer the full notional value of the reference obligation. The portfolio, as the seller, would be entitled to receive the reference obligation. However, the value of the reference obligation received by the portfolio as seller, coupled with the periodic payments previously received, may be less than the full notional value the portfolio pays to the buyer, resulting in a loss of value to the portfolio as seller. When the portfolio acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The portfolio will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

CREDIT-LINKED NOTES

The portfolio may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

SHORT-TERM INVESTMENTS

For temporary defensive or cash management purposes, the portfolio may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the portfolio's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer or the subadviser to be of equivalent credit quality, the portfolio may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

ILLIQUID SECURITIES

Each portfolio (other than the Money Market Portfolio) may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. Money Market Portfolio limits any investments in illiquid securities to 10% of its net assets. If due to subsequent fluctuations in value or any other reasons, the value of the portfolio's illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the portfolio to dispose of illiquid investments readily or at reasonable prices could impair the portfolio's ability to raise cash for redemptions or other purposes. If the portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REPURCHASE AGREEMENTS

The portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. A repurchase agreement may be considered a loan by the portfolio collateralized by the securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the portfolio's custodian in a segregated, safekeeping account for the benefit of the portfolio. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the portfolio has not perfected a security interest in the security, the portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the portfolio will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The portfolio will segregate assets in an amount at least equal to the repurchase price of the securities.

SHORT SALES AGAINST THE BOX

The portfolio may sell securities "short against the box." A short sale involves the portfolio borrowing securities from a broker and selling the borrowed securities. The portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolio intends to use short sales against the box to hedge. For example when the portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the portfolio may make short sales against the box.

DOLLAR ROLLS

The portfolio may enter into mortgage "dollar rolls" in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the portfolio sells the security becomes insolvent, the portfolio's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the portfolio is required to repurchase may be worth less than an instrument which the portfolio originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed.

ASSET SEGREGATION

The 1940 Act requires that the portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio's portfolio. If the portfolio enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the portfolio not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the portfolio and its shareholders. See "Annual Fee, Expense and Other Information" for the portfolio's annual portfolio turnover rate.

LENDING OF PORTFOLIO SECURITIES

The portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the portfolio. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the portfolio will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The portfolio may pay administrative and custodial fees in connection with loans of securities and where the collateral received is cash, the portfolio will pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts, the portfolio may take a loss on the loan. Where the portfolio receives securities as collateral, the portfolio will earn no income on the collateral, but will earn a fee from the borrower. The portfolio may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the portfolio's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the portfolio due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the portfolio will also have the risk of loss of principal in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the portfolio can dispose of it. The portfolio will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the portfolio for loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the portfolio's total assets.

INTERFUND LENDING

To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements ("Interfund Lending Agreements") under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Pioneer fund or portfolio through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds or portfolios permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing portfolio.

A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the portfolio's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No portfolio may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio's net assets at the time of the loan. A portfolio's Interfund Loans to any one fund shall not exceed 5% of the lending portfolio's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending portfolio and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing fund. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. The portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the portfolio enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the portfolio's obligations. See "Asset Segregation."

 DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to portfolio shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another portfolio, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such portfolio, these policies and procedures only relate to the disclosure of portfolio information of Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a portfolio's information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a portfolio's full securities holdings thirty (30) days after the end of each month (this time period may be different for certain funds or portfolios). Such information shall be made available on the portfolio's website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a portfolio's top ten holdings (including the percentage of the portfolio's assets represented by each security), the percentage breakdown of a portfolio's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a portfolio's full securities holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the portfolio for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the portfolio's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a portfolio.

Currently, Pioneer, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public:
Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund. programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); and Commonwealth Financial Network (within 30 days after month end for internal risk analysis).

Compliance with the portfolios' holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the portfolio's statement of additional information.

The portfolios' holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the portfolios' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the portfolios' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the portfolios, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of the portfolio's holdings information.

In addition, the portfolios make their securities holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of the portfolio's fiscal quarter.

INVESTMENT RESTRICTIONS

Each portfolio has adopted the following fundamental investment policies:

(1) The portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The portfolio may not purchase or sell real estate except as permitted by
(i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

FOR ALL PORTFOLIOS EXCEPT PIONEER REAL ESTATE SHARES VCT PORTFOLIO AND PIONEER MONEY MARKET VCT PORTFOLIO:

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.

FOR PIONEER REAL ESTATE SHARES VCT PORTFOLIO:

(7) Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry.

FOR PIONEER MONEY MARKET VCT PORTFOLIO:

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio's investments will be concentrated in any one industry, except the portfolio may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose, and to borrow up to 5% of the portfolio's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a portfolio's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a portfolio's shares to be more volatile than if the portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the portfolio's holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the portfolio may have to sell securities at a time and at a price that is unfavorable to the portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a portfolio's net investment income in any given period. Currently, the portfolio does not contemplate borrowing money for leverage, but if the portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio's underwriting commitments, when added to the value of the portfolio's investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit funds or portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the portfolio's manager or a subadviser believes the income justifies the attendant risks. The portfolio also will be permitted by this policy to make loans of money, including to other funds or portfolios. The portfolio has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as portfolio obligations that have a priority over the portfolio's shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities except that the portfolio may borrow money in amounts of up to one-third of the portfolio's total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio's outstanding shares through leveraging. Leveraging of a portfolio's holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the portfolio's net assets remain the same, the total risk to investors is increased to the extent of the portfolio's gross assets. Certain widely used investment practices that involve a commitment by a portfolio to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a portfolio segregates cash or liquid securities in an amount necessary to pay the obligation or the portfolio holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets. The policy in (5) above will be interpreted not to prevent the portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a portfolio's purchases of illiquid securities to 15% of net assets, except money market funds, which are limited to 10% of net assets. If a portfolio were to invest in a physical commodity or a physical commodity-related instrument, the portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a portfolio's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a portfolio that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the portfolio as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the portfolio may rely upon available industry classifications. As of the date of the SAI, the portfolio relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The portfolio's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

INVESTMENT OBJECTIVE: Each portfolio's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies have been designated as non-fundamental and may be changed by a vote of the portfolio's Board of Trustees without approval of shareholders.

NON-FUNDAMENTAL INVESTMENT POLICIES THAT APPLY TO PIONEER EMERGING MARKETS VCT PORTFOLIO, PIONEER EQUITY INCOME VCT PORTFOLIO, PIONEER MID CAP VALUE VCT PORTFOLIO, PIONEER FUND VCT PORTFOLIO, AND REAL ESTATE SHARES VCT PORTFOLIO:

In addition, as a matter of non-fundamental investment policy, each portfolio has agreed not to:

      (1) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES THAT APPLY TO PIONEER HIGH YIELD VCT PORTFOLIO AND PIONEER STRATEGIC INCOME VCT PORTFOLIO:

Each portfolio may not:

      (1) Purchase securities while borrowings are in excess of 5% of total assets.

      (2) (This restriction does not apply to Strategic Income Portfolio) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

NON-FUNDAMENTAL INVESTMENT POLICIES THAT APPLY TO PIONEER MONEY MARKET VCT
PORTFOLIO:

      (1) In addition, in order to comply with certain non-fundamental policies of the portfolio, the portfolio will not pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio.

NON-FUNDAMENTAL INVESTMENT POLICIES THAT APPLY TO PIONEER BOND VCT PORTFOLIO, PIONEER CULLEN VALUE VCT PORTFOLIO, PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO, PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO AND PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO:

      (1) Each portfolio may not engage in short sales, except short sales against the box.

3. TRUSTEES AND OFFICERS

The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 60 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

[Needs to be updated]

                                   TERM OF
                                   OFFICE AND
NAME, AGE AND     POSITION HELD    LENGTH OF       PRINCIPAL OCCUPATION DURING   OTHER DIRECTORSHIPS HELD
ADDRESS           WITH THE FUND    SERVICE         PAST FIVE YEARS               BY THIS TRUSTEE
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------------------------------
John F. Cogan,    Chairman of      Trustee since   Deputy Chairman and a         None
Jr. (82)*         the Board,       1994. Serves    Director of Pioneer Global
                  Trustee and      until a         Asset Management S.p.A.
                  President        successor       ("PGAM"); Non-Executive
                                   trustee is      Chairman and a Director of
                                   elected or      Pioneer Investment
                                   earlier         Management USA Inc.
                                   retirement or   ("PIM-USA");  Chairman and a
                                   removal.        Director of Pioneer;
                                                   Chairman and Director of
                                                   Pioneer Institutional Asset
                                                   Management, Inc. (since
                                                   2006); Director of Pioneer
                                                   Alternative Investment
                                                   Management Limited
                                                   (Dublin); President and a
                                                   Director of Pioneer
                                                   Alternative Investment
                                                   Management (Bermuda)
                                                   Limited and affiliated
                                                   funds; Director of
                                                   PIOGLOBAL Real Estate
                                                   Investment Fund (Russia)
                                                   (until June 2006); Director
                                                   of Nano-C, Inc. (since
                                                   2003); Director of Cole
                                                   Management Inc. (since
                                                   2004); Director of
                                                   Fiduciary Counseling, Inc.;
                                                   President and Director of
                                                   Pioneer Funds Distributor,
                                                   Inc. ("PFD") (until May
                                                   2006); President of all of
                                                   the Pioneer Funds; and Of
                                                   Counsel, Wilmer Cutler
                                                   Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Daniel K.         Trustee and      Trustee since   Director, CEO and President   None
Kingsbury (50)*   Executive Vice   2007. Serves    of Pioneer Investment
                  President        until a         Management USA Inc. (since
                                   successor       February 2007); Director
                                   trustee is      and President of Pioneer
                                   elected or      Investment Management, Inc.
                                   earlier         and Pioneer Institutional
                                   retirement or   Asset Management, Inc.
                                   removal.        (since February 2007);
                                                   Executive Vice President of
                                                   all of the Pioneer Funds
                                                   (since March 2007);
                                                   Director of Pioneer Global
                                                   Asset Management S.p.A.
                                                   (since April 2007); Head of
                                                   New Markets Division,
                                                   Pioneer Global Asset
                                                   Management S.p.A.
                                                   (2000-2007)
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------
David R. Bock     Trustee          Trustee since   Managing Partner, Federal     Director of Enterprise
(65)                               2005. Serves    City Capital Advisors         Community Investment, Inc.
                                   until a         (boutique merchant bank)      (privately-held affordable
                                   successor       (1997 to 2004 and 2008 -      housing finance company);
                                   trustee is      present); and Executive       Director of New York
                                   elected or      Vice President and Chief      Mortgage Trust (publicly
                                   earlier         Financial Officer, I-trax,    traded mortgage REIT); and
                                   retirement or   Inc. (publicly traded         Director of Oxford
                                   removal.        health care services          Analytica, Inc.
                                                   company) (2004 - 2007)        (privately-held research
                                                                                 and consulting company)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Mary K. Bush      Trustee          Trustee since   President, Bush               Director of Marriott
(61)                               2000. Serves    International, LLC            International, Inc.;
                                   until a         (international financial      Director of Discover
                                   successor       advisory firm)                Financial Services (credit
                                   trustee is                                    card issuer and electronic
                                   elected or                                    payment services);
                                   earlier                                       Director of Briggs &
                                   retirement or                                 Stratton Co. (engine
                                   removal.                                      manufacturer); Director of
                                                                                 UAL Corporation (airline
                                                                                 holding company); Director
                                                                                 of Mantech International
                                                                                 Corporation (national
                                                                                 security, defense, and
                                                                                 intelligence technology
                                                                                 firm); and Member, Board of
                                                                                 Governors, Investment
                                                                                 Company Institute
-------------------------------------------------------------------------------------------------------------
Benjamin M.       Trustee          Trustee since   Professor, Harvard            Trustee, Mellon
Friedman (64)                      2008. Serves    University                    Institutional Funds
                                   until a                                       Investment Trust and
                                   successor                                     Mellon Institutional Funds
                                   trustee is                                    Master Portfolio (oversees
                                   elected or                                    17 portfolios in fund
                                   earlier                                       complex)
                                   retirement or
                                   removal
-------------------------------------------------------------------------------------------------------------
Margaret B.W.     Trustee          Trustee since   Founding Director,            None
Graham (61)                        2000. Serves    Vice-President and
                                   until a         Corporate Secretary, The
                                   successor       Winthrop Group, Inc.
                                   trustee is      (consulting firm); and
                                   elected or      Desautels Faculty of
                                   earlier         Management, McGill
                                   retirement or   University
                                   removal.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Thomas J. Perna   Trustee          Trustee since   Chief Executive Officer,      None
(58)                               2006. Serves    Quadriserv, Inc.
                                   until a         (technology products for
                                   successor       securities lending
                                   trustee is      industry) (2008 - present);
                                   elected or      Private investor (2004 -
                                   earlier         2008); and Senior Executive
                                   retirement or   Vice President, The Bank of
                                   removal.        New York (financial and
                                                   securities services) (1986
                                                   - 2004)
-------------------------------------------------------------------------------------------------------------
Marguerite A.     Trustee          Trustee since   President and Chief           Director of New America
Piret (60)                         1995. Serves    Executive Officer, Newbury,   High Income Fund, Inc.
                                   until a         Piret & Company, Inc.         (closed-end investment
                                   successor       (investment banking firm)     company)
                                   trustee is
                                   elected or
                                   earlier
                                   retirement or
                                   removal.
-------------------------------------------------------------------------------------------------------------
Stephen K. West   Trustee          Trustee since   Senior Counsel, Sullivan &    Director, The Swiss
(80)                               2008. Serves    Cromwell LLP (law firm)       Helvetia Fund, Inc.
                                   until a                                       (closed-end investment
                                   successor                                     company)
                                   trustee is
                                   elected or
                                   earlier
                                   retirement or
                                   removal.
-------------------------------------------------------------------------------------------------------------
FUND OFFICERS:
-------------------------------------------------------------------------------------------------------------
Dorothy E.        Secretary        Since 2000.     Secretary of PIM-USA;         None
Bourassa (61)                      Serves at the   Senior Vice President-
                                   discretion of   Legal of Pioneer;
                                   the Board       Secretary/Clerk of most of
                                                   PIM-USA's subsidiaries; and
                                                   Secretary of all of the
                                                   Pioneer Funds since September
                                                   2003 (Assistant Secretary
                                                   from November 2000 to
                                                   September 2003)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Christopher J.    Assistant        Since 2003.     Associate General Counsel     None
Kelley (44)       Secretary        Serves at the   of Pioneer since January
                                   discretion of   2008 and Assistant
                                   the Board       Secretary of all of the
                                                   Pioneer Funds since
                                                   September 2003; Vice
                                                   President and Senior
                                                   Counsel of Pioneer from
                                                   July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------
Mark E. Bradley   Treasurer        Since 2008.     Vice President-Fund           None
(49)                               Serves at the   Accounting, Administration
                                   discretion of   and Controllership Services
                                   the Board       of Pioneer; and Treasurer
                                                   of all of the Pioneer Funds
                                                   since March 2008; Deputy
                                                   Treasurer of Pioneer from
                                                   March 2004 to February
                                                   2008; Assistant Treasurer
                                                   of all of the Pioneer Funds
                                                   from March 2004 to February
                                                   2008; and Treasurer and
                                                   Senior Vice President, CDC
                                                   IXIS Asset Management
                                                   Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------
Luis I.           Assistant        Since 2000.     Assistant Vice                None
Presutti (44)     Treasurer        Serves at the   President-Fund Accounting,
                                   discretion of   Administration and
                                   the Board       Controllership Services of
                                                   Pioneer; and Assistant
                                                   Treasurer of all of the
                                                   Pioneer Funds
-------------------------------------------------------------------------------------------------------------
Gary Sullivan     Assistant        Since 2002.     Fund Accounting Manager -     None
(51)              Treasurer        Serves at the   Fund Accounting,
                                   discretion of   Administration and
                                   the Board       Controllership Services of
                                                   Pioneer; and Assistant
                                                   Treasurer of all of the
                                                   Pioneer Funds
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
David F.          Assistant        Since 2009.     Fund Administration Manager   None
Johnson (29)      Treasurer        Serves at the   - Fund Accounting,
                                   discretion of   Administration and
                                   the Board       Controllership Services
                                                   since November 2008 and
                                                   Assistant Treasurer of all
                                                   of the Pioneer Funds since
                                                   January 2009; Client
                                                   Service Manager -
                                                   Institutional Investor
                                                   Services at State Street
                                                   Bank from March 2003 to
                                                   March 2007
-------------------------------------------------------------------------------------------------------------
Teri W.           Chief            Since 2007.     Chief Compliance Officer of   None
Anderholm (49)    Compliance       Serves at the   Pioneer since December 2006
                  Officer          discretion of   and of all the Pioneer
                                   the Board       Funds since January 2007;
                                                   Vice President and
                                                   Compliance Officer, MFS
                                                   Investment Management
                                                   (August 2005 to December
                                                   2006); Consultant, Fidelity
                                                   Investments (February 2005
                                                   to July 2005); Independent
                                                   Consultant (July 1997 to
                                                   February 2005)
-------------------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the portfolio's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is indirectly wholly owned by UniCredit S.p.A. ("UniCredit"), one of the largest banking groups in Italy. Pioneer, the portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

BOARD COMMITTEES

During the most recent fiscal year, the Board of Trustees held 10 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, a Governance Committee (formerly the Independent Trustees Committee), a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT

David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret

GOVERNANCE

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas
J. Perna, Marguerite A. Piret and Stephen K. West (Chair)

NOMINATING

Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite
A. Piret

VALUATION

David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair)

POLICY ADMINISTRATION

Mary K. Bush, Thomas J. Perna (Chair), Margaret B.W. Graham and Stephen K. West

During the most recent fiscal year, the Audit, Governance, Nominating, Valuation, and Policy Administration Committees held 6, 7, 0, 4 and 5 meetings, respectively.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to, among other things:

o act as a liaison between the trust's independent registered public accounting firm and the full Board of Trustees of the trust;

o discuss with the trust's independent registered public accounting firm their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the fund's financial reporting; and

o ensure that the trust's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliates; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administrative policies and procedures.

The Governance Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the trust shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the trust to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the trust or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the trust the full protection from liability that the law allows.

COMPENSATION OF OFFICERS AND TRUSTEES

The trust pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."

SALES LOADS. The trust offers its shares to Trustees and officers of the trust and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the trust by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the trust, brokers or other intermediaries.

OTHER INFORMATION

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES.


Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $450,898 and $419,689 in each of 2008 and 2009.


SHARE OWNERSHIP. See "Annual Fee, Expense and Other Information" for information on the ownership of portfolio shares by the Trustees, the trust's officers and owners in excess of 5% of any class of shares of a portfolio and a table indicating the value of shares that each Trustee beneficially owns in the trust and in all the Pioneer Funds.

PROXY VOTING POLICIES. Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The fund's "Proxy Voting Policies and Procedures" are attached as "Appendix B".

4. INVESTMENT ADVISER

The trust on behalf of each portfolio has entered into an amended and restated management agreement (hereinafter, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as each portfolio's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an amended and restated management agreement (the "management contract") with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.

The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions a portfolio. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of a portfolio's ordinary and extraordinary expenses.

ADVISORY FEE. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.

                               MANAGEMENT FEE AS A
                            PERCENTAGE OF PORTFOLIO'S

                       PORTFOLIO AVERAGE DAILY NET ASSETS

--------------------------------------------------------------------------------------------------------------------
Bond VCT Portfolio                       0.50%
--------------------------------------------------------------------------------------------------------------------
Cullen Value VCT Portfolio               0.70%
--------------------------------------------------------------------------------------------------------------------
Emerging Markets VCT Portfolio           1.15%
--------------------------------------------------------------------------------------------------------------------
Equity Income VCT Portfolio              0.65%
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio               0.65%
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities VCT Portfolio       0.74%
--------------------------------------------------------------------------------------------------------------------
High Yield VCT Portfolio                 0.65%
--------------------------------------------------------------------------------------------------------------------
Ibbotson Growth Allocation VCT           0.13% on investments in underlying funds managed by Pioneer (and cash) and
Portfolio                                0.17% on other investments up to $2.5 Billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments over $2.5 Billion and up to $4 Billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments over $4 Billion and up to $5.5 Billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments over $5.5 Billion and up to $7 Billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments over $7 Billion
--------------------------------------------------------------------------------------------------------------------
Ibbotson Moderate Allocation VCT         0.13% on investments in underlying funds managed by Pioneer (and cash) and
 Portfolio                               0.17% on other investments up to $2.5 Billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments over $2.5 Billion and up to $4 Billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments over $4 Billion and up to $5.5 Billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments over $5.5 Billion and up to $7 Billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments over $7 Billion
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value VCT Portfolio              0.65%
--------------------------------------------------------------------------------------------------------------------
Money Market VCT Portfolio               0.40% up to $1 billion and 0.35% on assets over $1 billion
--------------------------------------------------------------------------------------------------------------------
Real Estate Shares VCT Portfolio         0.80%
--------------------------------------------------------------------------------------------------------------------
Strategic Income VCT Portfolio           0.65%
--------------------------------------------------------------------------------------------------------------------

The management fees are normally computed daily and paid monthly in arrears.

INVESTMENT SUBADVISERS

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

AEW CAPITAL MANAGEMENT, L.P. Pioneer has engaged AEW Capital Management, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios. As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.


As of December 31, 2009, AEW and its affiliates managed approximately $___ billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of IXIS Asset Management North America. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.


Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

      o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

      o cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

      o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

      o be responsible for voting proxies and acting on other corporate actions;

      o maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

      o ensure that its Access Persons comply in all respects with AEW's Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.

For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2009, the combined assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $_________. The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.

CULLEN CAPITAL MANAGEMENT LLC. Pioneer has engaged Cullen Capital Management LLC ("Cullen") to act as the subadviser to Pioneer Cullen Value VCT Portfolio. As the portfolio's investment adviser, Pioneer oversees the portfolio's operations and supervises Cullen, which is responsible for the day-to-day management of the portfolio's assets. Cullen serves as the portfolio's investment subadviser with respect to a portion of the portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Cullen as being responsible for the management of all the portfolio's assets, with the exception of the portfolio's cash balances, which will be invested by Pioneer. Cullen will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Cullen, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Cullen was established in 2000 and had approximately $___ billion in assets under management as of February 28, 2010. Cullen's principal place of business is located at 645 Fifth Avenue, New York, New York 10022.


Pioneer and Cullen have entered into a subadvisory contract, dated as of February 25, 2005, pursuant to which Cullen has agreed, among other things, to:

      o comply with the provisions of the portfolio's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the portfolio;

      o cause the portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

      o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

      o be responsible for voting proxies and acting on other corporate actions;

      o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by the Cullen required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

      o ensure that its Access Persons comply in all respects with Cullen's Code of Ethics, as in effect from time to time; and

      o     furnish reports to the Trustees and Pioneer.

For its services, Cullen is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Cullen.

 ASSETS                                                               RATE
 ------                                                              ------
 First $1 Billion                                                      0.35%
 Greater than $1 Billion and less than or equal to $2 Billion         0.325%
 Greater than $2 Billion and less than or equal to $3 Billion          0.30%
 Greater than $3 Billion                                              0.275%


IBBOTSON ASSOCIATES ADVISORS, INC. Pioneer has engaged Ibbotson Associates Advisors, Inc. ("Ibbotson or the "subadviser") to act as the subadviser to Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolios. Ibbotson will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. As of March 31, 2010, Ibbotson had approximately $_____ billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is registered as an investment adviser under the Advisers Act.


Pioneer and Ibbotson have entered into a subadvisory contract, dated August 4, 2004, pursuant to which Ibbotson has agreed, among other things, to:

o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;

o cause the respective portfolio to comply with the requirements of Subchapter M of the for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

o     furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each portfolio's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.

EXPENSE LIMITATION AGREEMENTS. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Bond VCT Portfolio, Cullen Value VCT Portfolio, Pioneer Fund VCT Portfolio, Growth Opportunities VCT Portfolio, Ibbotson Growth Allocation VCT Portfolio, Ibbotson Moderate Allocation VCT Portfolio, Mid Cap Value VCT Portfolio and Money Market VCT Portfolio. Cullen Value VCT Portfolio and Ibbotson Growth Allocation VCT Portfolio only have Class II shares available so Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class II share total annual operating expenses to a specified percentage of average daily net assets attributable to Class II shares as indicated below. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. The expense limitation does not limit acquired fund fees and expenses indirectly incurred by a shareholder, including the expenses of underlying funds in which Ibbotson Growth Allocation VCT Portfolio and Ibbotson Moderation Allocation VCT Portfolio invest. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the portfolio on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                              EXPENSE LIMITATION
                                              PERCENTAGE OF PORTFOLIO'S
PORTFOLIO                                     AVERAGE DAILY NET ASSETS
----------                                    -------------------------
Bond VCT Portfolio                                     0.62% (Class I)
Cullen Value VCT Portfolio                             1.00% (Class II)
Pioneer Fund VCT Portfolio                             1.00% (Class II)
Growth Opportunities VCT Portfolio                     0.85% (Class I)
Ibbotson Growth Allocation VCT Portfolio               0.38% (Class II)
Ibbotson Moderate Allocation VCT Portfolio             0.39% (Class II)
Mid Cap Value VCT Portfolio                            0.88% (Class I)
Money Market VCT Portfolio                             0.90% (Class I)

See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.

ADMINISTRATION AGREEMENT. The Trust, on behalf of each portfolio, has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as each portfolio's administrator, performing certain accounting, administration and legal services for the portfolios. Pursuant to the amended and restated administration agreement Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to the Board of Trustees. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the trust, Pioneer pays or reimburses each portfolio for expenses relating to its services for the portfolios, with the exception of the following, which are to be paid by the portfolios: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the portfolio; (d) issue and transfer taxes, chargeable to a portfolio in connection with securities transactions to which the portfolio is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a portfolio to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the portfolios and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the portfolios and the Trustees; (i) any distribution fees paid by the portfolios in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the portfolios who are not affiliated with or interested persons of Pioneer, the portfolios (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the portfolios under management agreements and the administration agreement; and (n) extraordinary expenses. Each portfolio shall also assume and pay any other expense that the portfolio, Pioneer or any other agent of the portfolio may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the portfolio. In addition, each portfolio shall pay all brokers' and underwriting commissions chargeable to the portfolio in connection with securities transactions to which the portfolio is a party.

POTENTIAL CONFLICTS OF INTEREST. Pioneer also serves as investment adviser to other mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

PERSONAL SECURITIES TRANSACTIONS. The Trust, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Pioneer's code, designated employees of certain of Pioneer's affiliates. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund, on behalf of the portfolios, in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. A portfolio will not generally issue shares for consideration other than cash. At a portfolio's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is a portfolio's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. Each portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the portfolio will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the portfolio makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the portfolio will not distribute illiquid securities in kind.

CLASS II 12B-1 PLAN

The Trust, on behalf of its portfolios, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the portfolio will pay a distribution fee at the annual rate of up to 0.25% of the portfolio's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the portfolio. The trust has not adopted a distribution plan with respect to its portfolios' Class I shares.

In accordance with the terms of the distribution plan, PFD provides to the portfolio for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the distribution plan, they will consider the continued appropriateness and the level of compensation the distribution plan provides. The portfolio may participate in joint distribution activities with other Pioneer funds.

The costs associated with such joint distribution activities are allocated to a portfolio or fund based on the number of shares sold. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the Trust, nor any Trustee of the trust who is not an interested person of the trust, has any direct or indirect financial interest in the operation of the distribution plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the distribution plan by a portfolio and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredit, or in UniCredit's subsidiaries.

The distribution plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the distribution plan), cast in person at a meeting called for the purpose of voting on the distribution plan. In approving the distribution plan, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the distribution plan will benefit each portfolio and its current and future shareholders. Under its terms, the distribution plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The distribution plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the distribution plan must also be approved by the Trustees in the manner described above. The distribution plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the distribution plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class and portfolio of the Trust.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The financial intermediaries through which variable life and annuity products ("variable products") that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Pioneer Affiliates.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the selection of the portfolios as an investment option under a variable product. Pioneer Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the portfolios with respect to those assets.

REVENUE SHARING PAYMENTS. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

OTHER CASH PAYMENTS. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

REVENUE SHARING PAYMENTS BY THE SPONSOR OF A VARIABLE PRODUCT. In addition to the payments by Pioneer, the sponsor of variable products that invest in the portfolio may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.

6. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.

7. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


___________________________________________, the portfolio's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.


8. PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The tables below indicate, for each portfolio manager of the portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

BOND VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes     Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

CULLEN VALUE VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
James P. Cullen       Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
John Gould            Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Brooks Cullen         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Christopher Smart     Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

EQUITY INCOME VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
John A. Carey         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Walter Hunnewell,     Other
Jr.                   Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

PIONEER FUND VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
John A. Carey         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Walter Hunnewell,     Other
Jr.                   Registered
                      -----------------------------------------------------------------------------------------------
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

GROWTH OPPORTUNITIES VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Brian Stack           Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

HIGH YIELD VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Andrew Feltus         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Tracy Wright          Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

IBBOTSON ASSET ALLOCATION VCT PORTFOLIOS

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Peng Chen             Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

MID CAP VALUE VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
J. Rodman Wright      Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------
Timothy Horan         Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

MONEY MARKET VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Seth Roman            Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

REAL ESTATE SHARES VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Matthew A. Troxell    Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

STRATEGIC INCOME VCT

                                                                                 NUMBER OF
                                                                                 ACCOUNTS MANAGED   ASSETS MANAGED
                                                                                 FOR WHICH          FOR WHICH
NAME OF PORTFOLIO                      NUMBER OF ACCOUNTS    TOTAL ASSETS        ADVISORY FEE IS    ADVISORY FEE IS
MANAGER               TYPE OF ACCOUNT  MANAGED               MANAGED             PERFORMANCE-BASED  PERFORMANCE-BASED
---------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes     Other
                      Registered
                      Investment
                      Companies
                      -----------------------------------------------------------------------------------------------
                      Other Pooled
                      Investment
                      Vehicles
                      -----------------------------------------------------------------------------------------------
                      Other Accounts
---------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see "Compensation of Portfolio Managers for Pioneer Advised Portfolios" below). The portfolio's investment subadviser, if any, also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS FOR PIONEER ADVISED PORTFOLIOS. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those portfolios, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

      o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

      o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

COMPENSATION OF PORTFOLIO MANAGERS FOR SUBADVISED PORTFOLIOS. For the portfolios that have entered into investment subadvisory agreements, the system of compensation for portfolio managers is detailed below.

CULLEN VALUE VCT:

Each portfolio manager receives a salary plus bonus based on established management goals and sales goals.

IBBOTSON ASSET ALLOCATION VCT PORTFOLIOS:

Ibbotson investment management employees are compensated with a salary plus bonus based on established management goals and sales goals.

REAL ESTATE SHARES VCT:

1. Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

2. Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, IXIS Asset Management North America.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of December 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.


                                                                                         BENEFICIAL
                                                                                         OWNERSHIP OF THE
PORTFOLIO                                     NAME OF PORTFOLIO MANAGER                  FUND*
---------------------------------------------------------------------------------------------------------
Bond VCT                                      Kenneth J. Taubes
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Cullen Value VCT                              James P. Cullen
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Cullen Value VCT                              John Gould
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Cullen Value VCT                              Brooks Cullen
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Emerging Markets VCT                          Christopher Smart
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Equity Income VCT                             John A. Carey
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Equity Income VCT                             Walter Hunnewell, Jr.
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Pioneer Fund VCT                              John A. Carey
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Pioneer Fund VCT                              Walter Hunnewell, Jr.
---------------------------------------------------------------------------------------------------------
Growth Opportunities VCT                      Brian Stack
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Growth Shares VCT                             Andrew Acheson
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Growth Shares VCT                             Timothy Mulrenan
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High Yield VCT                                Andrew Feltus
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High Yield VCT                                Tracy Wright
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Ibbotson Asset Allocation VCT Portfolios      Scott Wentsel
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Ibbotson Asset Allocation VCT Portfolios      Peng Chen
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Ibbotson Asset Allocation VCT Portfolios      Brian Huckstep
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                                                                                         BENEFICIAL
                                                                                         OWNERSHIP OF THE
PORTFOLIO                                     NAME OF PORTFOLIO MANAGER                  FUND*
---------------------------------------------------------------------------------------------------------
Mid Cap Value VCT                             J. Rodman Wright
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Mid Cap Value VCT                             Timothy Horan
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Money Market VCT                              Seth Roman
---------------------------------------------------------------------------------------------------------
Real Estate Shares VCT                        Matthew A. Troxell
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Strategic Income VCT                          Kenneth J. Taubes
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*     Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    $100,001 - $500,000

F.    $500,001 - $1,000,000

G.    Over $1,000,000

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.

The portfolios anticipate that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although each portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. A portfolio's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio's total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

10. DESCRIPTION OF SHARES

As an open-end management investment company, each portfolio continuously offers its shares and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each portfolio are fully paid and non-assessable. Shares will remain on deposit with the portfolios' transfer agent and certificates will not normally be issued.

Each portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Trust"). Currently, the Trust consists of 13 portfolios. The Trustees have authorized the issuance of Class I and Class II shares of each portfolio. Each share of a class of a portfolio represents an equal proportionate interest in the assets of the portfolio allocable to that class. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of a portfolio represent an interest in the same investments of the portfolio. Each class has identical rights (based on relative net asset values) as to voting, redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class II shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class II shares.

THE TRUST

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated as of September 16, 1994, as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

SHAREHOLDER VOTING

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of a portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

ELECTION AND REMOVAL OF TRUSTEES

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the Trust.

AMENDMENTS TO THE DECLARATION

The trustees are authorized to amend the declaration without the vote of shareholders, subject to the limitations imposed by the 1940 Act, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

ISSUANCE AND REDEMPTION OF SHARES

A portfolio may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A portfolio may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

DISCLOSURE OF SHAREHOLDER HOLDINGS

The declaration specifically requires shareholders, upon demand, to disclose to a portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolio may disclose such ownership if required by law or regulation.

SMALL ACCOUNTS

The declaration provides that a portfolio may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

SERIES AND CLASSES

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a portfolio, as a series of the Trust, represents an interest in the portfolio only and not in the assets of any other series of the Trust.

SHAREHOLDER, TRUSTEE AND OFFICER LIABILITY

The declaration provides that shareholders are not personally liable for the obligations of a portfolio and requires a portfolio to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the portfolio. In addition, a portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of a portfolio shall be liable to the portfolio or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the portfolio to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the portfolio the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

DERIVATIVE ACTIONS

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the portfolio's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the portfolio. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the portfolio in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio's costs, including attorneys' fees.

The declaration further provides that a portfolio shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a portfolio be brought only in federal court in Boston, MA, or if not permitted to be brought in federal court, then in state court in Boston, MA, and that shareholders have no right to jury trial for such actions.

11. PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

MONEY MARKET PORTFOLIO

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the trust to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

ALL OTHER PORTFOLIOS

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of a portfolio's shares to differ from the net asset value that would be calculated using market prices. The portfolio uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. With respect to non-U.S. securities held by a portfolio, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the portfolio. A portfolio may use a pricing matrix to determine the value of fixed income securities that may not trade daily. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using fair value methodologies.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

12. TAX STATUS

Each portfolio is treated as a separate entity for U.S. federal income tax purposes. Each portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things,
(i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the portfolio's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the portfolio's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the "check-the-box" regulations) will generally pass through to the portfolio. Consequently, in order to qualify as a regulated investment company, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the portfolio generally will not be subject to U.S. federal income tax on any income of the portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a portfolio meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. A portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The portfolios intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account's assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer.
Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a portfolio would also satisfy such diversification requirements.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Variable Contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings under their contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract's prospectus.

The portfolios are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.

For a Variable Contract to qualify for tax-favored treatment, assets in the Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or portfolio. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the Internal Revenue Service (the "IRS"), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the Contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A contract holder thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the portfolios such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.

All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a portfolio may be "spilled back" and treated for certain purposes as paid by the portfolio during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and may not be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for each portfolio's available capital loss carryforwards. The portfolios may not carry forward any losses other than net capital losses.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test.

If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. A "qualified electing fund" election or a "mark to market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the portfolio to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the portfolio level, a portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the portfolio. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for a portfolio to make a "qualified electing fund" election with respect to a "passive foreign investment company", the passive foreign investment company would have to agree to provide certain tax information to the portfolio on an annual basis, which it might not agree to do. The portfolios may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

Certain portfolios may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Federal income tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by a portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a portfolio. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.

The portfolios may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a portfolio qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the portfolio for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the portfolio, although such shareholders will be required to include their shares of such taxes in gross income if the applicable portfolio makes the election described above.

If a portfolio makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the portfolio realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by the portfolio that is deemed, under the Code, to be U.S.-source income in the hands of the portfolio. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a portfolio. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a portfolio does make the election, it will provide required tax information to shareholders. A portfolio generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

A portfolio is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A portfolio may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, the portfolios qualify as regulated investment companies under the Code, the portfolios will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

13. FINANCIAL STATEMENTS


The trust's financial statements and financial highlights for the fiscal year ended December 31, 2009 appearing in each portfolio's annual report, filed with the SEC on February ___, 2010 (Accession No. 0000276776-__-_______), are
incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2009 have been audited by ___________, independent registered public accounting firm, as indicated in their reports thereon, incorporated by reference herein, and are incorporated in reliance upon such reports, given on the authority of ______________ as experts in accounting and auditing.


The fund's annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14. ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER


The annual portfolio turnover rate for each of the portfolios for the fiscal years ended December 31, 2009 and 2008 was:

                                                         2009          2008
                                                         ----          ----
Bond                                                                   54%
Cullen Value                                                           31%
Emerging Markets                                                       65%
Equity Income                                                          17%
Pioneer Fund Portfolio                                                 12%
Growth Opportunities*                                                  231%
High Yield                                                             36%
Ibbotson Growth Allocation                                             32%
Ibbotson Moderate Allocation                                           40%
Mid Cap Value                                                          60%
Real Estate Shares                                                     22%
Strategic Income                                                       66%

[*Growth Opportunities VCT Portfolio's annual portfolio turnover rate was ____% and 231% for the fiscal years ended December 31, 2009 and 2008, respectively. The increase in portfolio turnover is primarily due to the change of portfolio managers and the repositioning of the portfolio holdings during the fiscal periods.]

SHARE OWNERSHIP


As of April 1, 2010, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of April 1, 2010.

[To be updated]


--------------------------------------------------------------------------------
PORTFOLIO   CLASS    NUMBER OF SHARES   % OF CLASS     RECORD HOLDER
--------------------------------------------------------------------------------


TRUSTEE OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2009. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2009. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2009. The dollar ranges in this table are in accordance with SEC requirements.

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                                     DOLLAR RANGE OF EQUITY      COMPANIES OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                      SECURITIES IN THE FUND      PIONEER FAMILY OF FUNDS
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                Over $100,000                               Over $100,000
----------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury                                        None                               Over $100,000
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
David R. Bock                                $50,001 - $100,000                               Over $100,000
----------------------------------------------------------------------------------------------------------
Mary K. Bush                                               None                               Over $100,000
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                       None                               Over $100,000
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                               $1 - $10,000                               Over $100,000
----------------------------------------------------------------------------------------------------------
Thomas J. Perna                                            None                               Over $100,000
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret                                        None                               Over $100,000
----------------------------------------------------------------------------------------------------------
Stephen K. West                                            None                               Over $100,000
----------------------------------------------------------------------------------------------------------

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                         PENSION OR
                                   AGGREGATE             RETIREMENT BENEFITS    TOTAL COMPENSATION FROM
                                   COMPENSATION FROM     ACCRUED AS PART OF     THE FUND AND OTHER PIONEER
NAME OF TRUSTEE                    FUND**                FUND EXPENSES          FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr.*                $          500.00     $              0.00    $               31,100.00
Daniel K. Kingsbury                $            0.00     $              0.00    $                    0.00
INDEPENDENT TRUSTEES:
David R. Bock                      $        8,014.12     $              0.00    $              187,978.84
Mary K. Bush                       $        6,301.48     $              0.00    $              161,850.01
Benjamin M. Friedman+              $        6,577.53     $              0.00    $              164,400.01
Margaret B.W. Graham               $        6,910.78     $              0.00    $              173,350.01
Thomas J. Perna                    $        6,979.25     $              0.00    $              173,660.68
Marguerite A. Piret                $        7,595.76     $              0.00    $              183,100.01
Stephen K. West                    $        6,528.90     $              0.00    $              120,216.10
John Winthrop++                    $          317.89     $              0.00                    $6,000.00
                                   -----------------     -------------------    -------------------------
Total                              $       49,725.71     $              0.00    $            1,201,655.66


* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.


** For the fiscal year ended September 30, 2009. As of September 30, 2009, there were 67 U.S. registered investment portfolios in the Pioneer Family of Funds.


+     Dr. Friedman became a Trustee on May 13, 2008.

++    Mr. Winthrop resigned as Trustee effective September 9, 2008.

APPROXIMATE MANAGEMENT FEES A PORTFOLIO PAID OR OWED PIONEER


The following table shows the dollar amount of gross investment management fees incurred by to the portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any for the fiscal years ended December 31, 2009, 2008 and 2007. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

NAME OF PORTFOLIO              FOR THE FISCAL YEARS           2009               2008               2007
                                ENDED DECEMBER 31,
Bond                            Gross Fee Incurred                                   344,721            175,191
Bond                               Net Fee Paid                                      244,964            120,558
Cullen Value                    Gross Fee Incurred                                   128,807            123,690
Cullen Value                       Net Fee Paid                                       27,846             67,679
Emerging Markets                Gross Fee Incurred                                 1,163,041          1,110,974
Emerging Markets                   Net Fee Paid                                    1,163,041          1,110,974
Equity Income                   Gross Fee Incurred                                 1,653,400          2,899,605
Equity Income                      Net Fee Paid                                    1,653,400          2,899,605
Pioneer Fund                    Gross Fee Incurred                                 2,692,766          3,521,261
Pioneer Fund                       Net Fee Paid                                    2,692,766          3,521,261
Growth Opportunities            Gross Fee Incurred                                 1,132,613          1,862,877
Growth Opportunities               Net Fee Paid                                    1,048,139          1,862,877
High Yield                      Gross Fee Incurred                                   679,078            814,703
High Yield                         Net Fee Paid                                      679,078            814,703
Ibbotson Growth Allocation      Gross Fee Incurred                                   321,847            278,055
Ibbotson Growth Allocation         Net Fee Paid                                            0             57,076
Ibbotson Moderate               Gross Fee Incurred                                   208,344            196,071
Allocation
Ibbotson Moderate                  Net Fee Paid                                            0              4,467
Allocation
Mid Cap Value                   Gross Fee Incurred                                 1,650,825          2,506,132
Mid Cap Value                      Net Fee Paid                                    1,648,698          2,506,132
Money Market                    Gross Fee Incurred                                   155,778            149,143
Money Market                       Net Fee Paid                                      155,778            149,143
Real Estate Shares              Gross Fee Incurred                                   513,135            828,329
Real Estate Shares                 Net Fee Paid                                      513,135            828,329
Strategic Income                Gross Fee Incurred                                   486,372            468,272
Strategic Income                   Net Fee Paid                                      486,372            468,272

FEES THE PORTFOLIOS PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT


                                        2009              2008             2007
Bond                                                      20,681           7,834
Cullen Value                                               5,519           3,976
Emerging Markets                                          30,329          21,737
Equity Income                                             76,288         100,371
Growth Opportunities                                      45,903          56,641
High Yield                                                30,303          28,201
Ibbotson Growth Allocation                                58,726          37,432
Ibbotson Moderate Allocation                              38,134          26,394
Mid Cap Value                                             76,160          86,525
Money Market                                              11,681           8,367
Pioneer Fund                                             124,255         121,890
Real Estate Shares                                        19,237          23,297
Strategic Income                                          22,440          16,210


FEES AND EXPENSES UNDER THE CLASS II DISTRIBUTION PLAN


FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009
Bond
Cullen Value
Emerging Markets
Equity Income
Growth Opportunities
High Yield
Ibbotson Growth
Allocation
Ibbotson Moderate
Allocation
Mid Cap Value
Money Market
Pioneer Fund
Real Estate Shares
Strategic Income

APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)


For the fiscal periods ended December 31, 2009, 2008 and 2007, the portfolios paid or owed aggregate brokerage commissions as follows:

                                         2009            2008            2007
                                      ---------       ----------       ---------
Bond                                                          24               -
Cullen Value                                              13,906           7,999
Emerging Markets                                         320,185         335,443
Equity Income                                             81,980         162,193
Pioneer Fund                                             114,018         204,421
Growth Opportunities                                     777,068         747,590
High Yield                                                16,737          15,392
Ibbotson Growth Allocation                                     0               0
Ibbotson Moderate Allocation                                   0               0
Mid Cap Value                                            249,958         385,940
Money Market                                                  -                -
Real Estate Shares                                        33,104          40,134
Strategic Income                                              12               -

CAPITAL LOSS CARRYFORWARDS


Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2009, certain portfolios had capital loss carryforwards as follows:

[To be updated]


FISCAL YEAR        BOND PORTFOLIO   HIGH YIELD        CULLEN VALUE   EMERGING       EQUITY         MID CAP VALUE
ENDING                                                PORTFOLIO      MARKETS        INCOME         PORTFOLIO
                                                                     PORTFOLIO      PORTFOLIO
2010               250,361          -                 -              -              -              -
2011               171,643          -                 -              -              -              -
2012               241,325          -                 -              -              -              -
2013               472,395          -                 -              -              -              -
2014               280,250          -                 -              -              -              -
2015               97,329           -                 -              -              -              -
2016               -                2,341,302         995,268        696,838        9,742,803      22,205,829
                   -                ---------         -------        -------        ---------      ----------
TOTAL              1,513,303        2,341,302         995,268        696,838        9,742,803      22,205,829

FISCAL YEAR ENDING        PIONEER FUND           IBBOTSON GROWTH        IBBOTSON MODERATE      GROWTH OPPORTUNITIES
                          PORTFOLIO
2009                      2,666,505              -                      -                      -
2010                      -                      -                      -                      -
2011                      -                      -                      -                      -
2012                      -                      -                      -                      -
2013                      -                      -                      -                      -
2014                      -                      -                      -                      -
2015                      -                      -                      -                      -
2016                      2,492,565              8,107,263              6,313,829              36,028,000
                          ---------              ---------              ---------              ----------
TOTAl                     5,159,070              8,107,263              6,313,829              36,028,000

15. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") SHORT-TERM PRIME
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF MOODY'S DEBT RATINGS:

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

----------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

B: Obligations rated B are considered speculative and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

      o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

      o     Notes allowing for negative coupons, or negative principal;

      o Notes containing any provision that could obligate the investor to make any additional payments;

      o     Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, AND

C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

16. APPENDIX B

                                  PROXY VOTING

POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.

Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us, or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito Italiano S.p.A. ("Unicredito"). Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

                                   PROCEDURES

PROXY VOTING SERVICE

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

SECURITIES LENDING

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

SHARE-BLOCKING

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

DISCLOSURE

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

FILING FORM N-PX

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

COMPLIANCE FILES N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

PROXY VOTING GUIDELINES

ADMINISTRATIVE

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

      o     Corporate name change.

      o     A change of corporate headquarters.

      o     Stock exchange listing.

      o     Establishment of time and place of annual meeting.

      o     Adjournment or postponement of annual meeting.

      o     Acceptance/approval of financial statements.

      o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

      o     Approval of minutes and other formalities.

      o Authorization of the transferring of reserves and allocation of income.

      o     Amendments to authorized signatories.

      o     Approval of accounting method changes or change in fiscal year-end.

      o     Acceptance of labor agreements.

      o     Appointment of internal auditors.

Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

We normally vote for proposals to:

      o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

      o     Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

      o     Seek bids from other auditors.

      o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

      o     Indemnify auditors.

      o Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:

      o Audit, compensation and nominating committees composed of independent directors exclusively.

      o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

      o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

      o     Election of an honorary director.

We will vote against:

      o     Minimum stock ownership by directors.

      o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

      o Requirements for union or special interest representation on the board.

      o     Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

      o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

In uncontested elections of directors we will vote against:

      o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

      o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

      o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

      o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:

      o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

      o     Contested election of directors.

      o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

      o     Mandatory retirement policies.

      o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

      o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

TAKEOVER-RELATED MEASURES

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

      o     Cumulative voting.

      o     Increase ability for shareholders to call special meetings.

      o     Increase ability for shareholders to act by written consent.

      o     Restrictions on the ability to make greenmail payments.

      o     Submitting rights plans to shareholder vote.

      o     Rescinding shareholder rights plans ("poison pills").

      o     Opting out of the following state takeover statutes:

            - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

      o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

      o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

      o     Proposals that allow shareholders to nominate directors.

We will vote against:

      o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

      o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

      o     Classes of shares with unequal voting rights.

      o     Supermajority vote requirements.

      o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

      o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

      o     Extension of advance notice requirements for shareholder proposals.

      o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

      o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Pioneer will vote for:

      o     Changes in par value.

      o     Reverse splits, if accompanied by a reduction in number of shares.

      o Shares repurchase programs, if all shareholders may participate on equal terms.

      o     Bond issuance.

      o     Increases in "ordinary" preferred stock.

      o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

      o     Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

      o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

      o Increase in authorized common stock. We will make a determination considering, among other factors:

                  -     Number of shares currently available for issuance;

                  - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

                  - Proposed use of the proceeds from the issuance of additional shares, and

                  - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

      o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

      o     Proposals to submit private placements to shareholder vote.

      o     Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

Pioneer will vote for:

      o     401(k) benefit plans.

      o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

      o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                  -     Amendments to performance plans to conform with OBRA;

                  - Caps on annual grants or amendments of administrative features;

                  -     Adding performance goals, and

                  -     Cash or cash and stock bonus plans.

      o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

      o     Require that option repricing be submitted to shareholders.

      o     Require the expensing of stock-option awards.

      o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

      o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

      o Shareholder proposals seeking additional disclosure of executive and director pay information.

      o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

                  - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                                 Dilution = (A + B + C) / (A + B + C + D), where A = Shares reserved for plan/amendment, B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

                        -     The plan must not:

                        - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

                        - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments

                        - We are generally in favor of proposals that increase participation beyond executives.

                        - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

                        - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

                        - We generally support proposals asking companies to adopt stock holding periods for their executives.

      o     All other employee stock purchase plans.

      o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

      o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

      o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

      o     Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

      o     Limits on executive and director pay.

      o     Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

Pioneer will vote for:

      o     Confidential Voting.

      o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

      o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

      o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

      o Bundled proposals. We will evaluate the overall impact of the proposal.

      o     Adopting or amending the charter, bylaws or articles of association.

      o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

      o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

      o     Limitations on stock ownership or voting rights.

      o     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

Pioneer will vote on the following and similar issues on a case-by-case basis:

      o     Mergers and acquisitions.

      o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

      o     Debt restructurings.

      o     Conversion of securities.

      o     Issuance of shares to facilitate a merger.

      o     Private placements, warrants, convertible debentures.

      o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

Pioneer will vote for:

      o     Establishment of new classes or series of shares.

      o     Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:

      o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

      o     Approval of new or amended advisory contracts.

      o     Changes from closed-end to open-end format.

      o     Authorization for, or increase in, preferred shares.

      o     Disposition of assets, termination, liquidation, or mergers.

      o Classified boards of closed-end funds, but will typically support such proposals.

SOCIAL ISSUES

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

      o Conduct studies regarding certain issues of public concern and interest;

      o Study the feasibility of the company taking certain actions with regard to such issues; or

      o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention.

Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

AVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

      o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

      o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

      o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

      o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

TRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

RELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

      o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

      o     Retains a record of the vote cast;

      o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

      o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

      o     A record memorializing the basis for each referral vote cast;

      o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

      o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS

Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES:

October 5, 2004

EFFECTIVE DATE:

October 5, 2004

REVISION DATE:

March 2008

PART C
                                OTHER INFORMATION

Item 28. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)(1)                Amended and Restated Agreement and Declaration of
                           Trust (14)
     (a)(2)                Amended Certificate of Trust (1)
     (b)                   Amended and Restated By-Laws (14)
     (c)                   See Amended and Restated Agreement and Declaration of
                           Trust and Amended and Restated By-Laws filed under
                           Items 23(a)(1) and 23(b)
     (d)(1)                Amended and Restated Management Agreement (15)
     (d)(2)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Oak Ridge
                           Investments, LLC (8)
     (d)(3)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and AEW Management and
                           Advisors, L.P.(5)
     (d)(4)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Ibbotson
                           Associates, LLC (10)
     (d)(5)                Subadvisory Agreement between Pioneer
                           Investment Management, Inc. and Cullen Capital
                           Management, LLC (8)
     (e)                   Underwriting  Agreement  between the Registrant and
                           Pioneer Funds Distributor, Inc.(3)
     (f)                   None
     (g)(1)                Custodian Agreement between the Registrant and
                           Brown Brothers Harriman & Co.(10)
     (g)(2)                Amended Appendix A to Custodian Agreement (11)
     (h)(1)                Investment Company Service Agreement between the
                           Registrant and Pioneer Investment Management
                           Shareholder Services, Inc.(10)
     (h)(2)                Amdendment No. 2 to Investment Company Service
                           Agreement (dated January 16, 2009) (16)
     (h)(3)                Amended and Restated Administration Agreement between
                           the Registrant and Pioneer Investment
                           Management, Inc.(14)
     (h)(4)                Amendment No. 1 to Amended and Restated
                           Administration Agreement (dated January 1, 2009) (16)
     (h)(5)                Expense Limitation Agreement (16)
     (i)(1)                Opinion of Counsel (1)
     (i)(2)                Opinion of Counsel (2)
     (i)(3)                Opinion of Counsel (6)
     (j)                   Consent of Independent Registered Public
                           Accounting Firm (16)
     (k)                   None
     (l)                   Share Purchase Agreement (1)
     (m)                   Distribution Plan relating to Class II
                           shares (9)
     (n)                   Multiple Class Plan pursuant to Rule 18f-3
                           relating to Class II shares (9)
     (o)                   None
     (p)(1)                Pioneer Investment Management, Inc. and Pioneer
                           Institutional Asset Management, Inc. Code of
                           Ethics (14)
     (p)(2)                Oak Ridge Asset Management, LLC Code of Ethics (4)
     (p)(3)                AEW Management and Advisors, L.P.Code of Ethics (5)
     (p)(4)                Ibbotson Associates, LLC Code of Ethics (8)
     (p)(5)                Cullen Capital Management, LLC Code of Ethics (7)
     (p)(6)                Pioneer Funds Distributor, Inc. Code of Ethics (10)
     (p)(7)                Pioneer Funds Code of Ethics (10)
     n/a(1)                Powers of Attorney (12)
     n/a(2)                Powers of Attorney (Mark E. Bradley)(13)
     n/a(3)                Powers of Attorney (Benjamin M. Friedman) (14)
      ------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(3) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(4) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (File No.33-84546) as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 35 to the Registration Statement (File No.33-84546) as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(8) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 36 to the Registration Statement (File No.33-84546) as filed with the SEC on April 13, 2005 (Accession No. 0001016964-05-000141).

(9) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 37 to the Registration Statement (File No.33-84546) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000143).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 40 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2006 (Accession No. 000930709-06-000040).

(11) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.1 to the Registration Statement (File No.333-137701) as filed with the SEC on March 6, 2007 (Accession No. 000930709-07-000019).

(12) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.42 to the Registration Statement (File No.33-84546) as filed with the SEC on April 27, 2007 (Accession No. 000930709-07-000038).

(13) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.43 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2008 (Accession No. 000930709-08-000013).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.44 to the Registration Statement (File No.33-84546) as filed with the SEC on November 7, 2008 (Accession No. 000930709-08-000065).

(15) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No.46 to the Registration Statement (File No.33-84546) as filed with the SEC on April 23, 2009 (Accession No. 000930709-09-000030).


Item 29.  Persons Controlled by or Under Common Control with the Trust

     None.

Item 30.  Indemnification

     Except for the Amended and Restated Agreement and Declaration of Trust (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredit subsidiaries.

                            OTHER BUSINESS, PROFESSION, VOCATION OR
                            EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER    FISCAL YEARS

John F. Cogan, Jr.          Of Counsel, Wilmer Cutler Pickering Hale and Dorr
                            LLP, 60 State Street, Boston, Massachusetts 02109

Item 32. Principal Underwriters

         (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

Pioneer Bond Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Series
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Growth Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Series Trust VIII
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust


         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:

                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                WITH FUND

Daniel K. Kingsbury      Director                        None

Joseph D. Kringdon       Director and President          None

Mark D. Goodwin          Executive Vice President
                         and Chief Operating Officer     None

Gregg Dooling            Chief Financial Officer         None

Christopher E. Saulnier  Treasurer                       None

Dorothy E. Bourassa      Senior Vice President
                         and Secretary                   Secretary

Nate Algiere             Senior Vice President           None

John P. Davy             Senior Vice President           None

Michael B. Glenn         Senior Vice President           None

Alexander Sarafianos     Senior Vice President           None


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 33.  Location of Accounts and Records

         The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 34.  Management Services

     Not applicable.

Item 35.  Undertakings

     Not applicable.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2010.

                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on February 23, 2010:


Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board,
John F. Cogan, Jr.             President (Principal Executive
                               Officer) and Trustee


Mark E. Bradley*               Treasurer (Principal
Mark E. Bradley                Financial and Accounting Officer)


David R. Bock*                 Trustee
David R. Bock


Mary K. Bush*                  Trustee
Mary K. Bush


Benjamin M. Friedman*          Trustee
Benjamin M. Friedmam


Margaret B.W. Graham*          Trustee
Margaret B.W. Graham



/s/ Daniel K. Kingsbury        Executive Vice President
Daniel K. Kingsbury            and Trustee


Thomas J. Perna*               Trustee
Thomas J. Perna


Marguerite A. Piret*           Trustee
Marguerite A. Piret


Stephen K. West*               Trustee
Stephen K. West



*By:     /s/ Daniel K. Kingsbury                Dated: February 23, 2010
         Daniel K. Kingsbury
         Attorney-in-Fact

                                  Exhibit Index


Exhibit
Number                   Document Title